UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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The Navigators Group, Inc.
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THE NAVIGATORS GROUP, INC.
One Penn Plaza
New York, New York 10119

ANNUAL MEETING — April 29, 2009

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on Wednesday, April 29, 2009 at the Company’s office at Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573.

A report of the Company’s current affairs will be presented at the Annual Meeting and Stockholders will have an opportunity for questions and comments.

You are requested to sign, date and return your proxy card whether or not you plan to attend the Annual Meeting.

We are grateful for your assistance and express our appreciation in advance.

Sincerely yours,

Terence N. Deeks
Chairman

March 13, 2009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION DISCUSSION AND ANALYSIS
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTIONS EXERCISED AND STOCK VESTED
POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT
DIRECTOR COMPENSATION
PROPOSAL 2 APPROVAL OF AN AMENDMENT TO THE 2005 STOCK INCENTIVE PLAN
PROPOSAL 3 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING
Appendix A - Amended 2005 Stock Incentive Plan

THE NAVIGATORS GROUP, INC.
One Penn Plaza
New York, New York 10119

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
April 29, 2009

To the Stockholders of The Navigators Group, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of The Navigators Group, Inc. (the “Company”), a Delaware corporation, will be held at the Company’s office at Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573 on Wednesday, April 29, 2009, at 10:00 a.m. At the meeting, stockholders will be asked to:

(1) Elect nine (9) directors to serve until the 2010 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

(2) Approve an amendment to The Navigators Group, Inc. 2005 Stock Incentive Plan.

(3) Ratify the appointment by the Company’s Board of Directors of KPMG LLP as the independent auditors of the Company to examine and report on the December 31, 2009 financial statements.

(4) Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The close of business on March 2, 2009 has been fixed by the Board of Directors as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, and only stockholders of record on such date will be entitled to vote. A list of stockholders will be open to examination by stockholders during ordinary business hours for a period of ten (10) days prior to the Annual Meeting at the office of the Company, Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573.

By Order of the Board of Directors

Emily B. Miner
Secretary
New York, New York
March 13, 2009

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE OR, IF YOU PREFER, SUBMIT YOUR PROXY BY USING THE INTERNET FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

THE NAVIGATORS GROUP, INC.
One Penn Plaza
New York, New York 10119

ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

General Information

The accompanying form of proxy is solicited on behalf of the Board of Directors (the “Board”) of The Navigators Group, Inc. for use at the annual meeting (the “Annual Meeting”) of the Company’s stockholders or any adjournment thereof. When we use the terms “we,” “us,” “our” or “the Company,” we are referring to The Navigators Group, Inc. and its subsidiaries, unless the context otherwise requires. The persons named on the proxy card have been designated as proxies by the Company’s Board of Directors. Such persons are officers of the Company. Any stockholder desiring to appoint some other person to represent him or her at the Annual Meeting may do so by completing another form of proxy and delivering the completed proxy to the Secretary of the Company at the address indicated above, prior to the Annual Meeting. It is the responsibility of the stockholder appointing some other person to represent him or her to inform such person of the appointment. The Company has first mailed or electronically delivered these proxy materials to holders (“Stockholders”) of shares of the Company’s Common Stock, par value $.10 per share (the “Common Stock”), on or about March 17, 2009. The Company’s executive office is located at One Penn Plaza, New York, New York 10119. The Company’s administrative office is located at Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573.

The proxy materials are available over the Internet at the web site address shown on your proxy card. Internet voting is available 24 hours a day. If you have access to the Internet, we encourage you to vote this way. If you vote over the Internet, please do not return your proxy card. Stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing and mailing the documents by following the instructions provided if you vote over the Internet. Should you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail next year with voting instructions and the Internet address of those materials.

The proxies that are properly executed and duly returned to the Company and not revoked will be voted as specified and, if no direction is made, will be voted for the election of each of management’s nine (9) nominees as directors and in favor of Proposals 2 and 3.   Stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof. Each proxy granted is revocable and may be revoked at any time prior to its exercise by giving notice of such revocation to the Secretary of the Company at The Navigators Group, Inc., Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573. A Stockholder who attends the Annual Meeting in person may, if he or she wishes, vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. The outstanding voting stock of the Company as of March 2, 2009, the record date, consisted of 16,860,902 shares of Common Stock, with each share of Common Stock entitled to one vote. Only Stockholders of record at the close of business on March 2, 2009, are entitled to vote at the Annual Meeting. The closing price of the Common Stock on March 2, 2009 was $51.20. A copy of the Company’s Annual Report for the year ended December 31, 2008 is being mailed simultaneously herewith and is electronically available to Stockholders on the Internet by logging on to www.proxyvote.com and following the instructions provided.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors recommends that you vote FOR the director nominees described below. Proxies will be so voted unless Stockholders specify otherwise in their proxies.

The By-laws of the Company provide for the Company to have not less than three nor more than twenty-one directors. The Board of Directors proposes the election of the nine nominees named below to constitute the entire Board of Directors of the Company until the next Annual Meeting of Stockholders or until their successors shall be duly elected and shall qualify. Each of the nominees is currently a director of the Company and is standing for re-election. In the event any nominee named below is unable or declines to serve, which the Board of Directors does not anticipate, it is intended that the proxies will be voted for the balance of those named and for any substitute nominee that the Board of Directors may designate.

		Position with the	First Became
Name	Age	Company	a Director

H. J. Mervyn Blakeney	71	Director	2004
Peter A. Cheney	66	Director	2003
Terence N. Deeks	69	Chairman	1982
W. Thomas Forrester	60	Director	2006
Stanley A. Galanski	50	Director, President & CEO	2001
Leandro S. Galban, Jr.	74	Director	1983
John F. Kirby	62	Director	2004
Marc M. Tract	49	Director	1991
Robert F. Wright	83	Director	1993

H. J. Mervyn Blakeney spent a 30-year career with Cadbury Schweppes Plc, the final 10 years as Managing Director of Schweppes International Ltd. and as a director of its holding company. After retiring as an executive in 1988, he has held non-executive directorships in various industries, principally insurance, within the United Kingdom. Mr. Blakeney is currently the non-executive Chairman of the Board of Directors of Navigators Underwriting Agency Ltd., a wholly-owned United Kingdom subsidiary of the Company.

Peter A. Cheney has been retired since 1996. Prior thereto, Mr. Cheney held various positions at National Re Corporation, including Executive Vice President, Chief Financial Officer and Director from 1994 to 1996.

Terence N. Deeks is our founder. He has been our Chairman since our formation in 1982, and was our President until May 2002 and Chief Executive Officer until December 2002. Mr. Deeks has been engaged in the property and casualty insurance business since 1957.

W. Thomas Forrester retired in March 2007 from Progressive Corporation, where he had been Chief Financial Officer since 1999. From 1984 to 1999, Mr. Forrester held a series of increasingly senior financial and operating positions at Progressive Corporation. Mr. Forrester began his career at the public accounting firm of Price Waterhouse in 1976 and worked in the audit and consulting areas. He is a director of Federal National Mortgage Association — Fannie Mae.

Stanley A. Galanski has been our President since May 2002 and our Chief Executive Officer since January 2003. Prior thereto, he had been Executive Vice President and Chief Operating Officer of the Company since March 2001. Mr. Galanski was President of XL Insurance Company of New York from 2000 to March 2001, President of XL Specialty Insurance Company from 1997 to March 2001, and President of New Hampshire Insurance Company from 1995 to 1997. From 1980 to 1995, Mr. Galanski held various underwriting and management positions with the Chubb Group of Insurance Companies. Mr. Galanski is a director of several of our wholly-owned subsidiaries, including as chairman of Navigators Insurance Company.

Leandro S. Galban, Jr. has been, since 2006, Chairman — Financial Services of DLJ Merchant Banking Partners, a private equity group that is part of Credit Suisse. Prior thereto, from 2001 to 2005, he had been Vice Chairman — Investment Banking and a Managing Director of Credit Suisse First Boston LLC. Prior thereto, from

1996 to 2000, he had been a Managing Director and Co-Head of the Financial Institutions Group of Donaldson, Lufkin & Jenrette, a company acquired by Credit Suisse First Boston LLC.

John F. Kirby has been retired from Chubb & Son since 2003 and prior thereto, from 1998 to 2003, he was a Managing Director with worldwide responsibility for ceded reinsurance. From 1995 to 1998, he served as Senior Vice President and Manager — Global Marine & Aviation Practice at Wilcox, Inc. Prior thereto, he held various senior positions at The Continental Corporation from 1987 to 1995. He began his career with the Chubb Group in 1964.

Marc M. Tract has been a partner of the law firm of Katten Muchin Rosenman LLP and a predecessor firm since 1994, which firms have been counsel to the Company for the same period. Mr. Tract specializes in the areas of corporate and regulatory matters for the insurance industry.

Robert F. Wright has been President and Chief Executive Officer of Robert F. Wright Associates, Inc. since 1988. Mr. Wright was a partner of the public accounting firm of Arthur Andersen & Co. from 1960 to 1988. He is a director of Delphi Financial Group, Inc. and Universal American Financial Corporation.

Non-Director Executive Officers

The current non-director executive officers of the Company are as follows:

Name	Age	Position

Francis W. McDonnell	52	Senior Vice President and Chief Financial Officer
H. Clay Bassett, Jr.	43	Senior Vice President and Chief Underwriting Officer
R. Scott Eisdorfer	45	Senior Vice President and Chief Administrative Officer
Jane E. Keller	56	Senior Vice President and Chief Claims Officer
Bradley D. Wiley	55	Senior Vice President and Chief Risk and Compliance Officer

Francis W. McDonnell has been our Senior Vice President and Chief Financial Officer since August 2008. Prior to joining the Company, Mr. McDonnell served as Chief Financial Officer of ACE USA from 2003 to 2008. From 1995 to 2002 he served as the Chief Financial Officer of PMA Capital Corporation and Chief Financial Officer of PMA Reinsurance from 1993 to 1995. Prior thereto, he held various financial management positions at Reliance Insurance Company. Mr. McDonnell is a director of Navigators Insurance Company.

H. Clay Bassett, Jr. has been our Senior Vice President and Chief Underwriting Officer since April 2008. Prior to joining the Company, Mr. Bassett served as the Chief Underwriting Officer of Folksamerica Re from 2005 to 2008. Mr. Bassett served in various management positions with Argonaut Group, Inc. from 2002 to 2005, Swiss Re from 1997 to 2002 and American Insurance Group, Inc. from 1990 to 1997. Mr. Bassett began his career at National Reinsurance Corp. in 1987.

R. Scott Eisdorfer has been our Senior Vice President and Chief Administrative Officer since October 2008, prior to which, since 2001, he was our Senior Vice President and Chief Information Officer and held the same titles with our insurance subsidiaries since 1999. From 1996 to 1999, Mr. Eisdorfer was a Vice President and Applications Manager of General Reinsurance Corporation, and prior thereto from 1985 held various information technology positions at National Reinsurance Corporation. Mr. Eisdorfer is a director of Navigators Insurance Company.

Jane E. Keller has been our Senior Vice President and Chief Claims Officer since June 2004. Prior to joining the Company, Ms. Keller served as the Senior Vice President and Chief Claims Officer of Liberty International Underwriters from 2002 to 2004 and the Vice President of Claims from 2000 to 2002. From 1994 to 2000, she was the Senior Vice President of Claims at a division of Great American Insurance Company. Prior thereto, Ms. Keller was with the Home Insurance Company and in private legal practice. Ms. Keller is a director of Navigators Insurance Company.

Bradley D. Wiley has been our Senior Vice President and Chief Risk and Compliance Officer since November 2008, prior to which he served as our Senior Vice President and Financial Compliance Officer since 2003 and Senior Vice President and Chief Risk Officer since 2007. Mr. Wiley served as our Chief Financial Officer from 1996 to 2003 and as Secretary from 1996 to 2006. From 1992 until 1996, Mr. Wiley was Senior Vice President and Chief

Financial Officer of Christiania Re Corp. and its wholly-owned subsidiary, Christiania General Insurance Corp. Mr. Wiley is a director of Navigators Insurance Company.

Ownership of Voting Securities By Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership, reported to the Company as of March 2, 2009, of shares of Common Stock (i) by each person who holds of record or is known by us to own beneficially more than 5% of the outstanding Common Stock, (ii) by each of our current directors, (iii) by each of the named executive officers in the Summary Compensation Table under “Compensation Discussion and Analysis” below, and (iv) by all current directors and executive officers as a group. Except as otherwise indicated, to our knowledge all shares are beneficially owned by the persons named as owners.

	Amount and
	Nature of	Percent of
Name and Address of Beneficial Owner	Beneficial Ownership	Outstanding Shares

Terence N. Deeks(1)	2,516,143	14.9
One Penn Plaza New York, NY 10119
Dimensional Fund Advisors LP(2)	1,276,754	7.6
Palisades West, Bldg. 1 6300 Bee Cave Road Austin, TX 78746
Barclays Global Investors, NA(3)	938,690	5.6
400 Howard Street SanFrancisco, CA 94105
Marc M. Tract(4)	769,761	4.6
575 Madison Avenue New York, NY 10022
H. J. Mervyn Blakeney	2,076	*
Peter A. Cheney	5,463	*
Michael Civisca(5)	51,188	*
Christopher C. Duca(6)	29,043	*
W. Thomas Forrester	1,062	*
Stanley A. Galanski(7)	110,844	*
Leandro S. Galban, Jr.(8)	26,825	*
Noel Higgitt(9)	20,570	*
John F. Kirby	3,219	*
Paul J. Malvasio(10)	63,600	*
Francis W. McDonnell(11)	—	*
Robert F. Wright(12)	15,285	*
All current directors and executive officers as a group (17 persons)(1)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)	3,689,904	21.9

*	Less than 1%.

(1)	Includes 370,776 shares, 852,471 shares and 840,835 shares which may be deemed to be beneficially owned by Mr. Deeks as Settlor of the Terence N. Deeks 2006 Qualified Three Year Annuity Trust, the Terence N. Deeks 2007 Qualified Three Year Annuity Trust, and the Terence N. Deeks 2008 Qualified Three Year Annuity Trust, respectively, 75,842 shares owned jointly with his wife, 5,000 shares owned by the Deeks Family Foundation and 371,219 shares held directly. Excludes 760,576 shares which are held under certain instruments of trust for the benefit of Mr. Deeks’ children and grandchildren, of which Mr. Deeks disclaims beneficial ownership.

(2)	Based on Form 13G filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2009 by Dimensional Fund Advisors LP.

(3)	Based on Form 13G filed with the SEC on February 5, 2009 by Barclays Global Investors, NA.

(4)	Includes 760,576 shares held as trustee under certain instruments of trust for the benefit of Mr. Deeks’ children and grandchildren, of which Mr. Tract disclaims beneficial ownership, and 9,185 shares held directly.

(5)	Includes vested options to purchase 17,500 shares at exercise prices between $25.10 and $33.19. Excludes 22,774 unvested shares from Mr. Civisca’s stock grants.

(6)	Includes vested options to purchase 22,500 shares at exercise prices ranging between $19.10 and $33.19 per share. Excludes 20,666 unvested shares from Mr. Duca’s stock grants.

(7)	Includes vested options to purchase 30,000 shares at an exercise price of $29.11. Excludes 50,000 unvested shares from Mr. Galanski’s stock grants.

(8)	Includes 1,500 shares held by family members of Mr. Galban.

(9)	Excludes 18,657 unvested shares from Mr. Higgitt’s stock grants.

(10)	Excludes 10,000 unvested shares from Mr. Malvasio’s stock grants.

(11)	Excludes 22,000 unvested shares from Mr. McDonnell’s stock grants.

(12)	Includes 4,000 shares owned by Robert F. Wright Associates, Inc., which is wholly owned by Mr. Wright.

(13)	Excludes Mr. Bassett’s 11,000 unvested stock grant shares; includes Mr. Eisdorfer’s 24,744 shares, which include vested options to purchase 15,000 shares at exercise prices ranging between $16.75 and $29.11, and excludes 22,262 unvested stock grant shares; includes Ms. Keller’s 10,870 shares and excludes 13,604 unvested stock grant shares; and includes Mr. Wiley’s 39,583 shares, which include vested options to purchase 12,500 shares at exercise prices ranging between $16.75 and $29.11 per share and excludes 4,751 unvested stock grant shares.

(14)	No current directors or executive officers have pledged shares of the Company’s stock.

Related Party Transactions

Our Corporate Code of Ethics and Conduct applies to all of our employees and directors and requires such individuals to discuss any possible conflicts of interest with our Chief Compliance Officer. Conflicts of interest are defined to include situations where officers and directors or their family members have interests in customers of or suppliers to the Company. In the case of transactions involving directors or officers, the Chief Compliance Officer reports the proposed transactions to the non-interested members of the Board of Directors for approval. Approval is based on whether the transaction is fair and equitable and on terms no less favorable than the Company could obtain in arm’s length transactions with unaffiliated third parties. In our experience, this process has been adequate for the review and approval of the few related party transactions that have arisen from time to time.

The Board of Directors has adopted a policy requiring a director to offer his or her resignation from the Board upon a change in employment. The Board of Directors has discretion to determine, based upon its evaluation of whether such change in employment would create a possible conflict of interest or affect a director’s independence, as well as any other factors that it may deem applicable, whether or not to accept such resignation.

In addition, the Board of Directors annually reviews related party transactions in connection with director independence and determines whether the director has any relationship with the Company that, in the Board’s opinion, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director. During 2008, the following relationships with two of our directors were reviewed and were found not to present a conflict of interest or affect such director’s independence:

Marc M. Tract is a partner of Katten Muchin Rosenman LLP, which law firm serves as counsel to the Company and received fees of approximately $264,470 in 2008. Mr. Tract, who does not have any direct or indirect material interest in the legal fees paid to Katten Muchin Rosenman LLP, is a member of the Finance Committee of the Board of Directors.

H.J. Mervyn Blakeney currently serves as a non-executive director and chairman of the board of the Company’s wholly-owned subsidiary, Navigators Underwriting Agency Ltd. (“NUAL”), and was paid £36,670 in 2008 for such NUAL board service, or $53,538 based on a conversion rate, as of December 31, 2008, of £1 = $1.46. Mr. Blakeney is a member of the Compensation and Finance Committees of the Board of Directors.

Board of Directors and Committees

The Board of Directors of the Company held four meetings in 2008 and met in executive session without management present at each of those meetings. During 2008 all incumbent directors attended or participated in at least 75% of the meetings of the Board of Directors and meetings of the committees of the Board of which the directors are members. Directors are encouraged to attend the Company’s Annual Meeting. All of the directors serving on the Board of Directors at the time of the 2008 Annual Meeting attended that meeting. The Board of Directors has determined that all of the directors of the Company who are listed in the table below, other than Messrs. Deeks and Galanski, are “independent directors” as such term is defined in Rule 4200(a)(15) of the NASDAQ listing standards. The members of the Audit Committee are also independent under the applicable SEC standards. The independent members of the Board of Directors meet at least two times per year in executive session without management present.

The following table shows each of the five standing committees established by the Board of Directors and the members and chairperson of each Committee:

MEMBERSHIP AND MEETINGS OF BOARD COMMITTEES

Committee Name(1)
Corporate
			Governance		Underwriting
Director Name	Audit	Compensation	and Nominating	Finance	Advisory
H.J. Mervyn Blakeney		X		X

Peter A. Cheney	X			Chair

Terence N. Deeks					X

W. Thomas Forrester	Chair			X

Stanley A. Galanski					X

Leandro S. Galban, Jr.		Chair	X	X

John F. Kirby		X			Chair

Marc M. Tract				X

Robert F. Wright	X		Chair	X

Total 2008 Meetings	8	4	3	4	4

(1)	The Board of Directors elected to discontinue the Company’s Executive Committee in May 2008. Prior thereto, the Executive Committee, consisting of Messrs. Deeks (Chair), Galban and Tract, held one meeting in 2008.

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

The Audit Committee is responsible for providing independent, objective oversight of the quality and integrity of the Company’s financial reports and monitoring the reporting process and internal controls of the Company. The Audit Committee’s role includes discussing with management the Company’s processes for managing business and financial risk and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee is responsible for the appointment, replacement, compensation and oversight of the independent auditors engaged to prepare or issue audit reports on the financial statements of the Company. The Audit Committee relies on the expertise and knowledge of management and the independent auditors in carrying out its oversight responsibilities. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Messrs. Forrester and Wright have been designated as the financial experts serving on the Audit Committee. Mr. Cheney also meets the financial expert criteria as defined. The Audit Committee operates under a charter which is reviewed annually and updated as necessary. The charter is available on our website at www.navg.com under the Corporate Governance link.

The Compensation Committee is responsible for: (i) setting the compensation of the Chief Executive Officer and Chairman of the Board, and reviewing and approving the compensation of other executive officers of the Company; (ii) reviewing executive bonus plan allocations; (iii) overseeing and advising the Board of Directors on the adoption of policies that govern the Company’s compensation programs; (iv) overseeing the Company’s administration of its equity-based compensation and other benefit plans; (v) approving grants of stock options and stock awards to officers and employees of the Company under its stock incentive plan; and (vi) periodic review and approval of the compensation paid to non-employee directors for annual retainers (including retainers paid to committee chairpersons) and meeting fees, and making recommendations to the Board of Directors for any adjustments. The Compensation Committee reviews and approves corporate goals and objectives relevant to the President and Chief Executive Officer’s compensation and the recommendations of the President and Chief Executive Officer with respect to the compensation of other executive officers. When requested by the Compensation Committee, management advises the Compensation Committee on the design and implementation of compensation plans and programs. The Compensation Committee may engage compensation consultants or other advisors at its discretion and may form and delegate to subcommittees when appropriate. It did not take any of these actions in 2008. The Compensation Committee regularly reports and consults with the independent members of the Board of Directors on executive compensation matters. The Compensation Committee’s role includes reviewing and approving the Compensation Discussion and Analysis and producing the Compensation Committee Report required by SEC rules and regulations. The specific responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter which is available on our website at www.navg.com under the Corporate Governance link. The Compensation Committee Charter is reviewed annually and updated as necessary. All members of the Compensation Committee are independent as defined in the NASDAQ listing standards.

The Corporate Governance and Nominating Committee is responsible for overseeing the Board of Directors and its committees so that all are appropriately constituted to meet their legal obligations to our Stockholders and the Company. The specific responsibilities and functions of the Corporate Governance and Nominating Committee are set forth in the Corporate Governance and Nominating Committee Charter which is available on our website at www.navg.com under the Corporate Governance link. The Corporate Governance and Nominating Committee Charter is reviewed annually and updated as necessary.

In accordance with its charter, the Corporate Governance and Nominating Committee shall, from time to time, establish criteria or qualifications for Board membership based on the nature, size and complexity of the Company and the stage of its development. These criteria may include, among other things, an individual’s experience as a senior executive at a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited law or business school, experience in the management or leadership of a substantial private business enterprise, educational or not-for-profit organization, or such other professional experience as the Committee shall determine. The Corporate Governance and Nominating Committee has not adopted specific minimum qualifications that nominees must meet to be recommended by the Committee. The Corporate Governance and Nominating Committee reviews its policy with respect to the identification and evaluation of candidates for director from time to time and may modify the policy in light of changes to applicable legal or listing standards, as well as changes in the Company’s development and needs.

The Corporate Governance and Nominating Committee’s policy is to consider recommendations for potential Board of Directors nominees received from Stockholders and to evaluate such nominees in the same manner that potential nominees recommended by Board members, management or other parties are evaluated. The name of any recommended candidate for director, together with a brief biographical resume, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating person’s ownership of any of the Company’s stock, should be sent to the Secretary of the Company for referral to the Chairman of the Corporate Governance and Nominating Committee.

The Finance Committee monitors the performance of the Company’s investment portfolio and evaluates individual investment portfolio managers on a regular basis. It is responsible for the oversight of our investment strategy, guidelines, transactions and performance and for assessing the capital and financial resources of the Company. The specific responsibilities and functions of the Finance Committee are set forth in the Finance Committee Charter which is available on our website at www.navg.com under the Corporate Governance link. The Finance Committee Charter is reviewed annually and updated as necessary.

The Underwriting Advisory Committee is responsible for the oversight of our insurance underwriting strategy, guidelines and practices. The specific responsibilities and functions of the Underwriting Advisory Committee are set forth in the Underwriting Advisory Committee Charter which is available on our website at www.navg.com under the Corporate Governance link. The Underwriting Advisory Committee Charter is reviewed annually and updated as necessary.

Compensation Discussion and Analysis

This section provides information regarding the compensation of the Company’s Named Executive Officers in 2008.

The objectives of the Company’s compensation program are to (1) provide fair, adequate and competitive compensation to all employees, (2) attract qualified new individuals to enter into employment with the Company, (3) facilitate the retention of qualified employees and continuity of management, and (4) provide incentives and rewards for such employees to enhance the profitability and growth of the Company and align the interests of employees and Stockholders. The Company uses the various elements of its compensation program together to achieve these objectives.

The Company’s approach to employee compensation is grounded in a pay-for-performance philosophy that seeks to emphasize underwriting profitability over growth in premium revenues, while maintaining conservative investment and accounting practices. The Company’s compensation program is designed to reward employees based upon the annual performance of the Company and their individual roles in achieving that level of corporate performance. The Company’s Board of Directors and its senior management believe that compensation decisions for each Named Executive Officer listed in the Summary Compensation Table below should reflect the continued growth and financial performance of the Company, the underwriting performance of the business division, if any, for which such Named Executive Officer has responsibility, and the individual contribution of the Named Executive Officer to the overall financial success of the Company. Given the emphasis on underwriting profitability, rather than on growth in premium revenues, in measuring both corporate and individual performance, the Company does not feel that this incentive compensation structure encourages any unnecessary or excessive risk to be taken by employees.

The Company does not generally target any specific allocation among the various elements of total compensation for Named Executive Officers or other employees. Rather, compensation decisions for Named Executive Officers other than the Chairman and the President and Chief Executive Officer are based upon a reasoned, subjective evaluation by the President and Chief Executive Officer of the individual performance and future potential of such Named Executive Officers, subject to the review and approval of the Compensation Committee. Compensation decisions for the Chairman and the President and Chief Executive Officer are made by the Compensation Committee based upon the factors described below. Other than the President and Chief Executive Officer, no Named Executive Officer or other officer plays a role in determining compensation for the Named Executive Officers.

Among the factors considered by the Company in determining appropriate base salary, bonus and total compensation levels for the Named Executive Officers for 2008 was compensation information for corresponding executive officers in peer companies. The companies selected by the Company and the Compensation Committee as peer companies are considered comparable to the Company either because of revenue size or market capitalization, or because they are in lines of business similar to the Company’s lines of business, or because the Company competes with them for talent or business. These peer companies include Argo Group International Holdings, Ltd., W. R. Berkley Corp., Markel Corp. and RLI Corp.

Specifically in respect of Mr. Galanski’s 2008 compensation package, a number of factors were considered, including (i) the business and leadership skills and experience of Mr. Galanski and (ii) the importance of Mr. Galanski to the continued growth, success, and future of the Company, and the need to provide him with a significant incentive as well as to motivate him and retain his services as President and Chief Executive Officer. In addition to these factors, Mr. Galanski’s compensation package, including his participation in the Executive Performance Incentive Plan, described below, was designed to be consistent with the objectives of the Company’s compensation program described above and its pay-for-performance philosophy. Since Mr. Galanski joined the Company in 2001, the Company’s earnings per share have increased from $0.84 to $3.04, its book value per share has increased from $17.05 to $40.89, and its share price has increased from $13.31 to $54.91. (All figures are as of December 31, 2000 and December 31, 2008, respectively.)

The Company’s management compensation program currently consists of the following elements: base salary; an executive performance incentive plan (the “Executive Performance Incentive Plan” or “EPIP”), which provides for an annual cash bonus for designated individuals that is intended to qualify for tax deductibility under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); an annual incentive compensation plan (the “Annual Incentive Program” or “AIP”), which provides for annual bonuses to all employees other than participants in the EPIP, consisting of cash and, for employees at more senior levels, restricted common stock that vests in equal annual installments over four years; the Admirals’ Program (the “Admirals’ Program”), which provides for restricted stock grants to certain key underwriters and other employees that vest in three equal installments on the third, fourth and fifth anniversaries of the grant date; and retirement income plans including a money purchase plan (the “Money Purchase Plan” or “MPP”), a 401(k) plan with matching Company contribution (the “401(k) Plan”), and a U.K. pension scheme (the “U.K. Plan”), which together provide for contributions by the Company on behalf of each eligible employee based upon the employee’s base salary and, with respect to the 401(k) Plan, the employee’s own contribution to the 401(k) Plan. Changes, if any, to base salary, and awards under the Executive Performance Incentive Plan, the Annual Incentive Program and the Admirals’ Program are generally made once each year, in February or early March. Set forth below is a description of these various elements of the Company’s compensation program for the year ended December 31, 2008, why the Company pays each element of compensation, how the Company arrived at the amount of each element, and how each element fits into the Company’s overall compensation objectives.

Base Salaries.  The Company pays base salaries to each Named Executive Officer to compensate the officer for his ongoing performance throughout the year, to promote retention and in accordance with accepted industry market practice. Base salaries are determined after evaluating a number of factors, including local market conditions, individual job performance, amounts paid to executives with comparable experience at peer insurance companies, qualifications and responsibilities of executives at other insurance companies and underwriting management companies, and the overall financial results of the Company. For Named Executive Officers, base salary increases are not generally awarded annually, but are awarded only when the Compensation Committee deems such increases appropriate after evaluating the various factors described above. In 2008, Mr. Civisca’s base salary was increased from $275,000 to $300,000, Mr. Duca’s base salary was increased from $285,000 to $310,000 and Mr. Malvasio’s salary was increased from $335,000 to $375,000. Base salaries were not increased for any other Named Executive Officers in 2008. Effective March 1, 2009, Mr. Civisca’s base salary was increased to $325,000. The Company recognizes the need to pay competitive base salaries to support its recruitment and retention compensation objectives and its ability to provide fair, adequate and competitive compensation to the Named Executive Officers.

Executive Performance Incentive Plan.  The Company’s Executive Performance Incentive Plan currently provides for annual incentive payments to the Chairman and to the President and Chief Executive Officer of the Company based upon the Company’s results as described below. It is intended to promote the Company’s pay-for-performance compensation philosophy by providing a direct linkage between Company performance and employee compensation. The EPIP is administered by the Compensation Committee, which selects the key executives of the Company who are eligible to receive cash awards under this plan along with the target and maximum award levels and the performance targets each year. For 2008, the EPIP provided for bonus awards for Messrs. Deeks and Galanski of up to 100% and 150%, respectively, of their base salaries. The difference in the maximum percentage award payments for which Messrs. Deeks and Galanski were eligible under the EPIP for 2008 reflects their relative time commitments to the management of the Company.

The Executive Performance Incentive Plan bonus award criteria are based upon the degree to which the Company meets its budget plan each year, with particular emphasis on achieving the revenue, net income, earnings per share after taxes and return on equity annual budget plan targets. The Compensation Committee reviews these various bonus award criteria components each year to determine what criteria to use in setting the annual bonus awards under the EPIP for such year. For 2008, the EPIP bonus award payable to each participating executive was determined by the degree to which the Company achieved corporate performance targets (the “Basic Bonus Target”) based on its budget plan with respect to earnings per share after taxes and return on equity. Under the EPIP, return on equity for purposes of the Basic Bonus Target is calculated based on operating results before catastrophic or other unusual losses, and bonus payments derived from operating results based on pre-catastrophic or pre-other unusual losses may be adjusted downwards at the discretion of the Compensation Committee. For 2008 EPIP awards, return on equity was calculated based on operating results before (i) the effects of Hurricanes Ike and Gustav, (ii) net realized investment losses and (iii) bonus accruals provided for under this plan. For 2008, the Basic Bonus Target consisted of earnings per share of $5.85 and a return on equity of 15.2%. Achievement of 100% of the Basic Bonus Target would entitle each executive participating in the EPIP to receive the full EPIP bonus award of 100% of his base salary. Achievement of 50% of the Basic Bonus Target (earnings per share of $2.93 and a return on equity of 7.6%) would entitle each participating executive to receive 30% of his base salary as his EPIP bonus award. Achievement of 115% or more of the Basic Bonus Target (earnings per share of $6.73 and a return on equity of 17.5%) would entitle each participating executive to receive the maximum of 150% of his base salary for his EPIP bonus award, subject to applicable maximum limits for each participating executive. Achievement of between 50% and 115% of the Basic Bonus Target would entitle each participating executive to receive a corresponding EPIP bonus award of between 30% and 150% of his base salary, subject to applicable maximum limits for each participating executive. For 2008, the Company achieved earnings per share of $5.63 and a return on equity of 14.5%, calculated as explained above, which resulted in the two participating executives in the EPIP achieving 86.2% of the Basic Bonus Target, entitling each of Messrs. Deeks and Galanski to an EPIP bonus payment of 86.2% of their respective base salaries. Accordingly, Messrs. Deeks and Galanski will receive cash bonus awards under the EPIP for 2008 in the amount of $280,150 and $517,200, respectively.

The Compensation Committee believes that performance targets for annual bonuses under the EPIP have been set at levels that can be achieved only with significant effort on the part of participants in the EPIP and that payment of the maximum award amounts under the EPIP would reflect results substantially in excess of expectations. The Compensation Committee has no discretion under the EPIP to increase individual awards above the amount determined by the applicable bonus award criteria. The Compensation Committee selects the applicable bonus award criteria, and the respective weights assigned to them, each year in the first quarter. The Executive Performance Incentive Plan supports the Company’s retention compensation objectives by enabling the Company to provide the Chairman and the President and Chief Executive Officer with fair, adequate and competitive compensation and appropriate incentives to enhance the profitability and growth of the Company. Messrs. Deeks and Galanski will again participate in the Executive Performance Incentive Plan for 2009.

In connection with the bonuses paid to Messrs. Deeks and Galanski for 2008 under the Executive Performance Incentive Plan, the Compensation Committee reviewed their overall 2008 compensation levels. The Committee considered Mr. Deeks’s role as Chairman of the Board and founder of the Company. The Committee also considered local market conditions and job performance.

Annual Incentive Program.  The Company’s Annual Incentive Program, in which all employees of the Company other than the Chairman and the President and Chief Executive Officer currently participate, provides for the payment of annual bonuses consisting of cash and, for employees at relatively senior levels, shares of restricted common stock that vests in equal installments over four years, with a greater proportion of an employee’s AIP award generally being paid in stock at the more senior levels.

The AIP divides employees into several groups, which are subject to various performance indicators and objectives based upon responsibilities, skills, experience and other relevant factors appropriate for each group. The performance of each employee is reviewed no less than once each year. Employees in each group are eligible to earn an incentive compensation award based upon a target percentage of their base salary, which ranges from 5% to 85% among the different groups. Under the AIP, eligible employees may receive an annual award of up to 150% of the target percentage of their base salary. In 2008, the target percentage for Messrs. Civisca, Duca, Higgitt and Malvasio was 85% of their respective base salaries. As a condition for his employment, Mr. McDonnell was guaranteed an incentive compensation award for 2008 equal to 100% of his salary. For 2009, the target percentage for Mr. McDonnell is 85% of his base salary.

Awards under the AIP are based on corporate performance, divisional underwriting performance and individual performance within the overall guidelines of the AIP. At more senior employee levels, awards are weighted somewhat more heavily toward corporate performance and, where applicable, divisional underwriting performance, whereas at lower levels awards are weighted somewhat more heavily toward individual performance. For Messrs. Civisca and Duca, who have management responsibility for business divisions within the Company, 25% of their overall AIP bonus award is determined by the Company’s corporate performance, 50% by the underwriting performance of their business divisions, and 25% by their individual performance. For Mr. Higgitt, and for Mr. McDonnell starting in 2009, neither of whom have management responsibility for a business division, 50% of their overall AIP bonus award is determined by the Company’s corporate performance and 50% by their individual performance. Mr. Malvasio did not participate in the AIP for 2008, as he retired from the Company on August 15, 2008. The remaining Named Executive Officers, Messrs. Deeks and Galanski, participate in the Executive Performance Incentive Plan and so do not participate in the Annual Incentive Program. The corporate performance component of the AIP bonus award was based on the extent to which the Company achieved its 2008 budget plan with respect to gross written premium, combined ratio, and return on equity, with these three elements being weighted at 15%, 50% and 35%, respectively, of corporate performance. For 2008: (1) the target for gross written premium was a 3.2% increase relative to the Company’s gross written premium for 2007; (2) the target for the combined ratio was 89.8%; and (3) the target for return on equity was 15.2%. The divisional performance component of the AIP bonus award was based on the extent to which the applicable business division achieved its 2008 divisional budget plan with respect to gross written premium and combined ratio, with these two elements being weighted at 25% and 75%, respectively, of divisional performance. For 2008, (A) the target for gross written premium was no more than a 9.4% decrease for the business division run by Mr. Civisca relative to that division’s gross written premium for 2007 and a 9.7% increase for the business division run by Mr. Duca relative to that division’s gross written premium for 2007; and (B) the target for the combined ratio was 89% for the division run by Mr. Civisca and 97% for the division run by Mr. Duca. The individual performance component of the AIP bonus awards for Messrs. Civisca, Duca and Higgitt was determined by Mr. Galanski, based upon his reasoned, subjective evaluation of the individual performance of each such Named Executive Officer. For achievement of 100% of the corporate, individual and, where applicable, divisional performance targets, AIP participants are entitled to receive 100% of their target percentages under the AIP. For achievement of less than 100% of such corporate, individual and, where applicable, divisional targets, AIP participants receive correspondingly less than 100% of their target percentages. For achievement of more than 100% of such corporate, individual and, where applicable, divisional targets, AIP participants are entitled to receive correspondingly more than 100% of their target percentages under the AIP, up to a maximum of 150% of their target percentages. The AIP bonus award for each participating Named Executive Officer was reviewed and approved by the Compensation Committee. The AIP bonus awards paid to Messrs. Civisca, Duca and Higgitt for 2008 was in the amounts of $225,000, $250,000 and $275,000, respectively. Each of the Named Executive Officers receives bonus awards paid 60% in cash and 40% in shares of restricted common stock of the Company that vests in equal installments on the first, second, third and fourth anniversaries of the date of the awards. As a condition of his employment, Mr. McDonnell was paid an AIP bonus award for 2008 in the amount of $425,000, $275,000 of which was paid in cash and $150,000 of which was paid in restricted common stock of the Company that vests in equal installments on the first, second, third and fourth anniversaries of the date of the awards. Mr. Malvasio was not paid an AIP bonus award for 2008 as he retired from the Company during the year.

The Committee believes that performance targets for annual bonuses under the AIP, as under the EPIP, have been set at levels that can be achieved only with significant effort on the part of the Named Executive Officers who participate in the AIP, and that payment of the maximum award amounts under the AIP would reflect results substantially in excess of expectations. The Compensation Committee has discretion to amend individual awards upward or downward, subject to the maximum award amounts permitted under the AIP, to assure that such awards reflect the contributions of participating executives. It did not exercise such discretion for the 2008 awards. The Compensation Committee determines the relative weights of the corporate, divisional and individual performance components of AIP bonus awards, as well as the various elements of corporate performance and divisional performance, each year. All common stock grants are made pursuant to the Company’s 2005 Stock Incentive Plan, and reflect the evolution of the Compensation Committee’s philosophy in favor of performance-based restricted stock grants over stock options and stock appreciation rights (“SARs”), which the Company believes to be in the long-term interests of its Stockholders. The Company did not issue any stock options or SARs in 2008, and has no current plans to do so in 2009.

The AIP supports the Company’s recruitment objectives by enabling the Company to attract qualified new employees. The AIP, like the EPIP, also supports the Company’s retention objectives, as well as its ability to provide participating Named Executive Officers with competitive compensation and appropriate incentives to enhance the profitability and growth of the Company. For a Named Executive Officer who has responsibility for one of the Company’s various business divisions, the divisional component of the AIP enables the Company to directly tailor the amount of his incentive compensation to the performance of his division. Finally, the long term vesting of the restricted stock component of the AIP award explicitly aligns the long term interests of the Named Executive Officers with those of the Stockholders.

Admirals’ Program.  In 2006, the Compensation Committee, working with senior management of the Company, established the Admirals’ Program, which provides for restricted stock grants for certain key underwriters and other employees of the Company that vest in equal installments on the third, fourth and fifth anniversaries of the grant date. These grants are generally made, subject to Compensation Committee discretion, only to employees who are highly significant contributors to the Company, have been employed by the Company for at least three years and participate at relatively high levels in the AIP or the EPIP. Typically, these grants are not awarded to employees who received a grant under the Admirals’ Program during the prior year. The number of shares included in an employee’s initial Admirals’ Program award is fixed at the time of grant. The number of shares included in an employee’s Admirals’ Program awards other than his or her initial award (“Subsequent Admirals Awards”) varies with the Company’s return on equity over the three-year period immediately preceding the vesting of each installment of each award. For achievement of the 13% return on equity target for any three-year period, recipients of Subsequent Admirals Awards are entitled to receive the target amount of 100% of the applicable installment of an award. For achievement of a 7% return on equity for any three-year period, recipients of Subsequent Admirals Awards are entitled to receive the threshold amount of 25% of the applicable installment of an award. For achievement of a 15% or higher return on equity for any three-year period, recipients of Subsequent Admirals Awards are entitled to receive the maximum amount of 150% of the applicable installment of an award. Achievement of between a 7% and 15% return on equity for any three-year period would entitle recipients of Subsequent Admirals Awards to receive a corresponding percentage, ranging from 25% to 150%, of the applicable installment of an award. Achievement of less than a 7% return on equity for any three-year period would not entitle recipients of Subsequent Admirals Awards to receive any portion of the applicable installment of an award. The Compensation Committee has discretion to amend the terms and conditions of the Admirals’ Program from time to time. Admirals’ Program grants are generally awarded annually in late February or early March of each year. In 2008, the Compensation Committee approved Subsequent Awards to Messrs. Civisca, Duca and Higgitt in the target amounts of 8,000, 8,000 and 4,000 shares, respectively, which will vary with the Company’s return on equity as described above. No Admirals’ Program grants were made to any other Named Executive Officer in 2008.

The Admirals’ Program is primarily designed to retain qualified employees and facilitate continuity of management by providing significant long term incentive stock awards to key employees. It is a wealth-creation device for employees of proven ability who are believed to have a long term commitment to the success of the Company. The Admirals’ Program also supports the Company’s recruitment objectives by enabling the Company to attract qualified new employees, and enhances the Company’s ability to provide Named Executive Officers and others with adequate and competitive compensation and appropriate incentives to enhance the profitability and growth of the Company. The size of the individual stock awards is determined by the Compensation Committee based upon the recommendation of senior management, and reflects the position of the award recipient within the organization, the importance of the Named Executive Officer or other individual to the continued growth and success of the Company, the need to retain his or her services and related factors. The President and Chief Executive

Officer recommends what size, if any, each of the other Named Executive Officer’s individual award under the Admirals’ Program should be, subject to the review and approval of the Compensation Committee. The Compensation Committee determines what size, if any, awards under the Admirals’ Program should be granted to the President and Chief Executive Officer. The Admirals’ Program fits into the Company’s overall compensation objectives by providing a unique long term retention mechanism targeted toward a small number of highly significant and valued contributors.

NavPro Plan.  In lieu of participating in the Company’s Annual Incentive Program, certain senior employees of Navigators Pro, a division of Navigators Management Company, Inc., a wholly-owned subsidiary of the Company, were eligible to receive awards under a Navigators Pro division bonus plan that covered the 2005 and prior underwriting years (the “NavPro Plan”). The NavPro Plan was terminated on December 31, 2005. The final distribution of underwriting profits for the years covered by the NavPro Plan will be made in 2010. Awards under the NavPro Plan are made in cash and increase or decrease depending upon the development of the underwriting results within the Navigators Pro division for the years covered by the NavPro Plan. The Company has accrued $254,242 that is not yet payable to the various NavPro Plan participants under the terminated NavPro Plan, which amount may increase or decrease as described above. For 2008, Mr. Duca received a $942,696 cash award pursuant to the NavPro Plan. No other Named Executive Officers are eligible for awards under the NavPro Plan.

Retirement Income Plans.  The Company’s retirement income plans include the Money Purchase Plan, the 401(k) Plan with matching Company contribution, and the U.K. Plan. The Company’s Money Purchase Plan is a defined contribution plan that, in 2008, provided for a mandatory annual contribution by the Company on behalf of each eligible employee of 7.5% of such employee’s base salary, subject to certain maximum contribution limits under applicable law, as well as for an additional 7.5% of such employee’s AIP award up to a maximum annual additional contribution of $2,500. All U.S. employees currently become eligible to participate in the Money Purchase Plan as of the January 1st immediately following their date of hire. The Company’s contributions to the MPP vest in annual installments of 20% on each of the second, third, fourth, fifth and sixth anniversaries of the date on which an employee joined the Company, and become fully vested after the employee has been employed by the Company for six years.

In addition to the Money Purchase Plan, all U.S. employees are eligible to participate in the Company’s 401(k) Plan. Effective January 1, 2008, the 401(k) Plan provides for the Company to match each participating U.S. employee’s annual contributions to the 401(k) Plan up to 4% of such employee’s base salary, subject to certain maximum contribution limits under applicable law. In addition, at the discretion of the Compensation Committee depending upon the yearly financial performance of the Company, the Company may contribute up to an additional 4% of each eligible employee’s base salary for such year. For 2008, the Compensation Committee elected to contribute an additional 2% of each eligible employee’s salary to the 401(k) Plan. The Company’s entire 401(k) Plan matching contribution and discretionary contribution vests immediately.

The Company’s U.K. employees participate in the U.K. Plan rather than in the Money Purchase Plan and the 401(k) Plan. The U.K. Plan, like the Money Purchase Plan, is a defined contribution plan. The U.K. Plan provides for a mandatory monthly contribution by the Company on behalf of each eligible employee of 15% of such employee’s base salary, subject to certain maximum contribution limits under applicable law, as well as for an additional 15% of such employee’s AIP award up to a maximum annual additional contribution of $2,500. All Company contributions to the U.K. Plan vest immediately. U.K. employees are also entitled to make a voluntary annual contribution to the U.K. Plan, which is deducted from their net base salary. All U.K. employees become eligible to participate in the U.K. Plan as of the date they become employees of the Company.

The Money Purchase Plan, the 401(k) Plan and the U.K. Plan are together considered important long term retirement benefits that support the Company’s overall compensation objectives by helping to provide fair, adequate and competitive compensation to all employees, by helping to attract qualified new employees, and by facilitating the long term retention of key existing employees. The Money Purchase Plan and the U.K. Plan facilitate recruiting and retention by distinguishing the Company from many of its peer companies that do not provide this element of compensation. The Money Purchase Plan, the 401(k) Plan and the U.K. Plan also facilitate retirement planning by Named Executive Officers and other employees.

The Company does not offer a defined benefit pension plan or a nonqualified deferred compensation plan.

Employee Stock Purchase Plan.  The Company’s Employee Stock Purchase Plan provides employees, including the Named Executive Officers, with the opportunity to acquire, subject to certain annual limits, shares of Navigators common stock at a 10% discount from the market price at the beginning or end of each six-month Plan period. Employees purchase these shares through regular payroll deductions. The Company generally encourages its employees to own its stock, and have their equity at risk, to better align the long term interests of its employees and Stockholders. As of December 31, 2008, 215 out of the Company’s 445 employees directly own stock that was either granted to them by the Company or was purchased by them through the Company’s Employee Stock Purchase Plan.

Benefits.  Executive officers also participate in those benefit arrangements which are available to our employees, including health and welfare benefit plans and, as applicable, the Money Purchase Plan, 401(k) Plan and U.K. Plan. For a discussion of the Company’s Money Purchase Plan, 401(k) Plan and U.K. Plan, please see “Compensation Discussion and Analysis — Retirement Income Plans” above.

Messrs. Galanski and Civisca receive an annual car allowance from the Company in the amount of $12,000 and $9,000, respectively, pursuant to the terms of their respective employment agreements. In addition, the Company pays for the cost of an annual physical examination for executive officers and members of the Board of Directors.

Employment Agreements.  The Company has entered into employment agreements with Messrs. Galanski, Civisca and Higgitt, which agreements are still in effect. None of the other Named Executive Officers has an employment agreement with the Company. The Company believes that employment agreements can be an effective tool to facilitate retention and the continuity of management and to protect both the Company and employees over the long-term. For a discussion of the employment agreements with Messrs. Galanski, Civisca and Higgitt, please see “Employment Agreements” below.

Stock Ownership Guidelines.  There are currently no stock ownership requirements for Named Executive Officers with respect to the common stock of the Company. For a description of the current ownership of common stock of the Company by the Named Executive Officers, please see “Ownership of Voting Securities By Certain Beneficial Owners and Management” above.

Tax Deductibility of Compensation.  Under section 162(m) of the Code, annual compensation in excess of $1.0 million paid to the chief executive officer or any of the other three most highly compensated officers, other than the chief financial officer, of any publicly held corporation will not be deductible in certain circumstances. Generally, “performance-based” compensation, as defined in section 162(m), is not subject to the limitation if certain requirements are satisfied. The Compensation Committee has structured the Executive Performance Incentive Plan so that such compensation is intended to qualify as performance-based compensation under section 162(m). However, the Compensation Committee may award compensation that is not fully deductible if it determines that such an award is consistent with the Company’s compensation philosophy and in the best interests of the Company and its Stockholders.

Conclusion.  Each element of the Company’s compensation program complements the other elements in that all elements together are designed to support the Company’s pay-for-performance philosophy. The various elements of each Named Executive Officer’s compensation package are designed collectively to assure that the package provides for fair and competitive compensation, facilitates the retention of the Named Executive Officer and therefore the continuity of the Company’s management, and provides incentives and rewards for the Named Executive Officer to enhance the profitability and growth of the Company. However, the amount of any individual element of a Named Executive Officer’s compensation does not generally affect the amount of the other elements of his compensation.

The Compensation Committee evaluates the Company’s management compensation program on an ongoing basis to assure that it is consistent with the objectives of the program and with the Company’s pay-for-performance compensation philosophy.

Compensation Committee Report

The Board’s Compensation Committee is charged, among other things, to make periodic reviews of the Company’s compensation arrangements with executive officers and to make recommendations to the Board of Directors with respect to such arrangements. The Compensation Committee’s function is more fully described in its charter, which the Board has adopted and is available on our website at www.navg.com under the Corporate Governance link.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis section of the Company’s 2009 Proxy Statement. Based on such review and discussion, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2009 Proxy Statement.

The Compensation Committee:

H. J. Mervyn Blakeney
Leandro S. Galban, Jr. (Chairman)
John F. Kirby

Summary Compensation Table

The following table sets forth a summary of the compensation paid by the Company to the Chief Executive Officer, Chief Financial Officer, Chairman of the Board and each of the three other most highly paid executive officers of the Company or its subsidiaries, as well as our former Chief Financial Officer who retired in 2008 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

							Change
							in
							Pension
							Value
							and
						Non-	Non-
						Equity	Qualified
						Incentive	Deferred
Name						Plan	Compen-	All Other
and				Stock	Option	Compen-	sation	Compen-
Principal		Salary	Bonus(1)	Awards(2)	Awards(2)	sation	Earnings	sation(3)	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Terence N. Deeks	2008	325,000	280,150	—	—	—	—	66,995	672,145
Chairman	2007	325,000	325,000	—	148,300	—	—	69,420	867,720
	2006	325,000	403,000	—	45,700	—	—	68,670	842,370
Stanley A. Galanski	2008	600,000	517,200	667,111	7,589	—	—	45,700	1,837,600
President & Chief	2007	575,000	716,775	450,883	84,000	—	—	47,725	1,874,383
Executive Officer	2006	483,333	599,333	77,844	84,000	—	—	46,975	1,291,485
Michael L. Civisca(4)	2008	296,667	135,000	316,152	25,793	—	—	40,050	813,662
SVP of Navigators Management Co., Inc. and President of the Navigators Marine & Energy Division
Christopher C. Duca	2008	305,833	1,092,696	278,879	—	—	—	33,250	1,710,658
SVP of Navigators	2007	285,000	1,184,000	160,884	194,125	—	—	35,725	1,859,734
Management Co.,	2006	282,500	490,000	108,592	91,525	—	—	34,975	1,007,592
Inc. and President of the Navigators Pro Division
Noel Higgitt	2008	285,000	165,000	333,361	1,265	—	—	33,700	818,326
EVP of Navigators	2007	285,000	99,000	96,007	—	—	—	36,125	516,132
Management Co.,	2006	281,000	144,000	573,965	51,963	—	—	35,375	1,086,303
Inc. and Head of Navigators Business Development
Paul J. Malvasio(5)	2008	227,708	—	339,360	50,322	—	—	50,735	668,125
EVP & Chief	2007	330,833	225,000	327,702	77,650	—	—	36,125	997,310
Financial Officer	2006	310,000	221,340	311,062	77,650	—	—	35,375	955,427
Francis W. McDonnell(6)	2008	177,083	275,000	230,110	—	—	—	170,812	853,005
SVP & Chief Financial Officer

(1)	The Bonus amounts reflect the cash bonus paid for 2008 to each Named Executive Officer. For Messrs. Civisca, Duca, Higgitt and McDonnell, the Bonus amounts include the cash component, but not the restricted stock award component, of the Annual Incentive Program awards for 2008. Such restricted stock awards are based on the closing stock price of $52.08 on the grant date of February 25, 2009 and vest 25% each year on the first, second, third and fourth anniversaries of such date. Such restricted stock awards are granted pursuant to the Company’s 2005 Stock Incentive Plan. Mr. Civisca received $90,000 in restricted stock, Mr. Duca received $100,000 in restricted stock, Mr. Higgitt received $110,000 in restricted stock and Mr. McDonnell received $150,000 in restricted stock. The cash bonus paid for 2008 to Mr. Duca included $150,000 pursuant to Mr. Duca’s 2007 Annual Incentive Program award and $942,696 paid pursuant to the NavPro Plan. Information on the 2007 and 2006 Bonus amounts paid to Named Executive Officers can be found in the Company’s 2008 and 2007 Proxy Statements, respectively.

(2)	The Stock Awards and Option Awards vest in four equal installments on the first, second, third and fourth anniversaries of their respective grant dates, other than Admirals’ Program stock grants made during 2008 to Messrs. Civisca, Duca and Higgitt, during 2007 to Mr. Galanski and during 2006 to Messrs. Galanski, Civisca, Duca, Higgitt and Malvasio that vest in three equal installments on the third, fourth and fifth anniversaries of their respective grant dates. The Stock Award and Option Award amounts represent the dollar amount of stock, option and SARs compensation expense recognized for financial statement purposes in 2008, 2007 and 2006 under FAS 123R (excluding any forfeiture assumptions) and include compensation costs associated with stock, option and SARs awards granted in previous years as well as any stock awards granted in 2008. No option or SARs awards were granted in 2008, 2007 or 2006. For a discussion of valuation assumptions for 2008, 2007 and 2006, see Note 14 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the years ended December 31, 2008, 2007 and 2006, respectively.

(3)	All Other Compensation includes: cash contributions made by the Company pursuant to the terms of the Company’s Money Purchase Plan in 2008, 2007 and 2006 for each Named Executive Officer other than Mr. McDonnell in the amounts of $17,250, $33,750 and $33,000, respectively, which do not become fully vested until the employee has been employed by the Company for six years; matching contributions made by the Company to each Named Executive Officer pursuant to the terms of the Company’s 401(k) Plan in the amount of $13,800, except for Mr. Malvasio who received $9,200 and Mr. McDonnell who received $3,542, which contributions are fully vested; payment by the Company of the cost of an annual physical examination for each of the Named Executive Officers other than Messrs. Civisca and McDonnell in an amount ranging from $2,200 to $2,650; and an annual automobile allowance for Messrs. Galanski and Civisca in the amounts of $12,000 and $9,000, respectively. For Mr. Deeks, All Other Compensation also includes imputed interest income for each of 2008, 2007 and 2006 in the amount of $33,295 per year related to split dollar life insurance policy premiums that were advanced by the Company for the years 1992-2002 and that are repayable upon the earlier of the termination of such policy or the payment of benefits thereunder. For Mr. Malvasio, All Other Compensation also includes $21,635 that was paid to Mr. Malvasio upon his retirement for his unused vacation days. For Mr. McDonnell, All Other Compensation also included $167,270 for a relocation reimbursement.

(4)	As Mr. Civisca was not a Named Executive Officer in either of the Company’s 2008 or 2007 Proxy, compensation information for prior years had been excluded.

(5)	Mr. Malvasio retired as the Company’s Executive Vice President and Chief Financial Officer effective August 15, 2008.

(6)	Mr. McDonnell was hired as the Company’s Senior Vice President and Chief Financial Officer effective August 15, 2008.

Grants of Plan-Based Awards

The following table contains information concerning the grants of plan-based awards made to each of the Named Executive Officers in the year ended December 31, 2008.

	GRANTS OF PLAN-BASED AWARDS
		Estimated Future			Estimated Future			All Other	All Other		Grant
		Payouts Under			Payouts Under			Stock Awards:	Awards:	Exercise	Date Fair
		Non-Equity Incentive			Equity Incentive Plan			Number	Number of	or Base	Value of
		Plan Awards			Awards(1)			of Shares	Securities	Price of	Stock and
				Maxi-			Maxi-	of Stock	Underlying	Option	Options
	Grant	Threshold	Target	mum	Threshold	Target	mum	Units(2)	Options	Awards	Awards(3)
Name	Date	($)	($)	($)	($)	($)	($)	(#)	(#)	$/Share	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

Terence N. Deeks	—	—	—	—	—	—	—	—	—	—	—
Stanley A. Galanski	—	—	—	—	—	—	—	—	—	—	—
Michael L. Civisca	2/11/08	—	—	—	2,000	8,000	12,000	1,971	—	—	557,000
Christopher C. Duca	2/11/08	—	—	—	2,000	8,000	12,000	1,433	—	—	527,000
Noel Higgitt	2/11/08	—	—	—	1,000	4,000	6,000	1,971	—	—	333,000
Paul J. Malvasio	2/11/08	—	—	—	—	—	—	2,687	—	—	150,000
Francis W. McDonnell	8/5/08	—	—	—	—	—	—	22,000	—	—	1,084,000

(1)	These restricted shares are issued under the Company’s 2005 Stock Incentive Plan in accordance with the terms of Admirals’ Program stock grants and vest in three equal installments on the third, fourth and fifth anniversaries of the grant date. A return on equity of 7% for the three-year period immediately preceding the vesting of any such installment would result in a threshold plan award of 25% of the target for such installment. A return on equity of 13% for such three-year period would result in a plan award of 100% of the target for such installment. A return on equity of 15% or more for such three-year period would result in a maximum plan award of 150% of the target for such installment. A return on equity of less than 7% for such three-year period would result in no plan award for such installment. For further discussion of the Admirals’ Program, please see “Compensation Discussion and Analysis — Admirals’ Program” above.

(2)	Other than the restricted shares issued to Mr. McDonnell, these restricted shares are issued under the Company’s 2005 Stock Incentive Plan in accordance with the terms of the Annual Incentive Program and vest in equal installments on the first, second, third and fourth anniversaries of the grant date, except for Mr. Malvasio’s restricted shares, which the Board of Directors voted to vest in full upon Mr. Malvasio’s retirement on August 15, 2008. For further discussion of the Annual Incentive Program, please see “Compensation Discussion and Analysis — Annual Incentive Program” above. Mr. McDonnell’s shares were issued to him as a condition to his employment and vest in equal installments on the first, second, third and fourth anniversaries of the grant date.

(3)	Calculated in accordance with FAS 123R. For a discussion of valuation assumptions, see Note 14 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2008.

Employment Agreements

On March 26, 2001, the Company entered into an employment agreement with Mr. Galanski providing for an initial three-year term of employment that continues for successive one-year periods unless either party elects to terminate the agreement upon 120 days’ notice to the other party prior to the expiration of the then-current one-year period. The agreement provided for the issuance to Mr. Galanski as of the date of the agreement of a stock grant of 100,000 shares of Common Stock subject to vesting provisions of 25% per year. All of such shares are now fully vested. In the event that a change of control of the Company had occurred during the initial three-year term resulting in the termination of Mr. Galanski’s employment or the resignation of Mr. Galanski following a material reduction in his responsibilities or a demotion from his current position, Mr. Galanski would have been entitled to receive his base salary for the remaining term of his employment agreement and all outstanding unvested stock grants made to Mr. Galanski during the initial term would have immediately vested. The agreement provides for a $12,000 annual car allowance for Mr. Galanski. Upon the termination of Mr. Galanski’s employment agreement, the Company may elect to enforce against Mr. Galanski one-year restrictive covenants with respect to nonsolicitation of the Company’s employees and noncompetition with the Company’s business, provided that the Company continues to pay to Mr. Galanski his then-current base salary during such one-year period. In accordance with its terms, Mr. Galanski’s employment agreement was automatically renewed in December 2008 for a one-year period through March 2010.

On March 1, 1999, as amended on January 1, 2003, Somerset Marine, Inc., which was subsequently merged into Navigators Management Company, Inc., a wholly-owned subsidiary of the Company, entered into an employment agreement with Mr. Civisca providing for an initial two-year term of employment that continues for successive one-year periods unless either party elects to terminate the agreement upon 60 days’ notice to the other party prior to the expiration of the then-current one-year period. In the event of a change in control of the Company or Navigators Management Company, Inc. or a material reduction in Mr. Civisca’s duties, if Mr. Civisca shall elect within one year to terminate his employment, Mr. Civisca is entitled to receive his base salary for one year from the date of termination as well as continued health and major medical insurance coverage, at the expense of Navigators Management Company, Inc., for six months following such termination. If the Company should terminate Mr. Civisca’s employment without cause, Mr. Civisca is entitled to receive his base salary for one year from the date of termination as well as continued health and major medical insurance coverage, at the expense of Navigators Management Company, Inc., for six months following such termination. During the period of his employment, and for a period of one year from the termination of his employment agreement, Mr. Civisca is subject to restrictive covenants with respect to nonsolicitation of the Company’s employees and noncompetition with the Company’s business in the eastern United States.

On April 1, 2002, Navigators California Insurance Services, Inc., which was subsequently merged into Navigators Management Company, Inc., a wholly-owned subsidiary of the Company, entered into an employment agreement with Mr. Higgitt providing for an initial one-year term of employment that continues for successive one-year periods unless either party elects to terminate the agreement upon 90 days’ notice to the other party prior to the expiration of the then-current one-year period. In the event of a change in control of the Company or Navigators Management Company, Inc. or a material reduction in Mr. Higgitt’s duties, if Mr. Higgitt shall elect within one year to terminate his employment, Mr. Higgitt is entitled to receive his base salary for the remaining term of his employment agreement as well as continued health and major medical insurance coverage, at the expense of Navigators Management Company, Inc., for six months following such termination. If the Company should terminate Mr. Higgitt without cause, Mr. Higgitt is entitled to receive his base salary for the remaining term of his employment agreement as well as continued health and major medical insurance coverage, at the expense of Navigators Management Company, Inc., for six months following such termination.

None of the other Named Executive Officers is currently a party to an employment agreement with the Company or any of its subsidiaries.

2005 Stock Incentive Plan

The purposes of the 2005 Stock Incentive Plan are to facilitate fair, adequate and competitive compensation and to induce certain individuals to remain in the employ of, or to continue to serve as directors of or as independent consultants to the Company and its present and future subsidiaries, to attract new individuals to enter into such employment and service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors believe that the granting of incentive stock options, non-incentive stock options, restricted shares and stock appreciation rights for the Company’s Common Stock (collectively, the “Awards”) under the 2005 Stock Incentive Plan will promote continuity of management, increased incentive and personal interest in the welfare of the Company and aid in securing its continued growth and financial success.

The 2005 Stock Incentive Plan authorizes the issuance in the aggregate of 1,000,000 Awards. A proposed amendment to the 2005 Stock Incentive Plan increasing the available number of incentive stock options, non-incentive stock options, restricted shares and stock appreciation rights from 1,000,000 to 1,500,000 is included herein for the vote of Stockholders (the “Amendment”). The 2005 Stock Incentive Plan was originally approved by Stockholders at the May 20, 2005 Annual Meeting of Stockholders. The 2005 Stock Incentive Plan provides for discretionary grants of Awards to all employees, non-employee directors and consultants to the Company or any of its subsidiaries, or any corporation acquired by the Company or any of its subsidiaries. The 2005 Stock Incentive Plan is the only plan under which the Compensation Committee currently makes equity awards. For a discussion of the equity awards made to employees under the 2005 Stock Incentive Plan in connection with the Company’s Annual Incentive Program and Admirals’ Program, please see “Compensation Discussion and Analysis — Annual Incentive Program” and “Compensation Discussion and Analysis — Admirals’ Program,” respectively. In August 2008, an Award of 22,000 restricted shares that vest in equal installments on the first, second, third and fourth anniversary of their granting date was made to Mr. McDonnell as a condition for his employment. No other Awards were made in 2008 to any Named Executive Officers under the 2005 Stock Incentive Plan other than pursuant to the Annual Incentive Program and the Admirals’ Program.

The 2005 Stock Incentive Plan will terminate ten years from its adoption. The Board of Directors may at any time terminate the 2005 Stock Incentive Plan or make such modifications to the 2005 Stock Incentive Plan as it may deem advisable. The Board of Directors, however, may not, without approval by the Stockholders of the Company, increase the number of shares of Common Stock as to which Awards may be granted under the 2005 Stock Incentive Plan, change the manner of determining stock option or SAR prices or change the class of persons eligible to participate in the 2005 Stock Incentive Plan.

The 2005 Stock Incentive Plan is administered by our Compensation Committee. The Compensation Committee has discretion to determine the participants under the 2005 Stock Incentive Plan, the types, terms and conditions of the Awards, including performance and other earnout and/or vesting contingencies, permit transferability of Awards to an immediate family member of a participant or a trust established on behalf of such immediate family member, interpret the 2005 Stock Incentive Plan’s provisions and administer the 2005 Stock Incentive Plan in a manner that is consistent with its purpose.

Under the 2005 Stock Incentive Plan, the Compensation Committee may grant Awards in the form of options to purchase shares of Common Stock. Each stock option issued under the 2005 Stock Incentive Plan is exercisable upon vesting for one share of the Company’s Common Stock. The initial per share exercise price for an incentive stock option may not be less than 100% of the fair market value of a share of Common Stock on the date of grant, or 110% of such fair market value with respect to a participant who, at such time, owns stock representing more than 10% of the total combined voting power of the Common Stock. The initial per share exercise price for a non-incentive stock option may not be less than 100% of the fair market value of a share of Common Stock on the date of grant.

No option granted pursuant to the 2005 Stock Incentive Plan may be exercised more than 10 years after the date of grant, except that incentive stock options granted to participants who own more than 10% of the total combined voting power of the Common Stock at the time the incentive stock option is granted may not be exercised more than five years after the date of grant. Any option granted to a non-employee director of the Company or any of its subsidiaries shall be 10 years in duration.

The 2005 Stock Incentive Plan also permits the grant of restricted shares of Common Stock, herein referred to as “Stock Awards”. A Stock Award is a grant of shares or of a right to receive shares of Common Stock (or their cash equivalent or a combination of both) in the future. Each Stock Award will be subject to conditions, restrictions and contingencies established by the Compensation Committee. In making a determination regarding the allocation of such shares, the Compensation Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Compensation Committee in its discretion shall deem relevant.

The 2005 Stock Incentive Plan also permits the grant of stock appreciation rights (“SARs”), which is a grant of the right to receive cash equal to the value of the SAR. The value of a SAR with respect to one share of Common Stock on any date is the excess of the fair market value of a share on such date over the base value of such SAR. The base value of any SAR with respect to one share of Common Stock shall equal the fair market value of a share of Common Stock as of the date the SAR is granted.

Participants do not have any interest or voting rights in shares covered by their Awards until the Awards shall have been exercised in the case of options and SARs and the shares shall have vested in the case of Stock Awards.

The 2005 Stock Incentive Plan also has provisions related to both the payment by the Company of a stock dividend and the effect of an occurrence of a change of control.

2002 Stock Incentive Plan

At the May 30, 2002 Annual Meeting, the Stockholders approved the 2002 Stock Incentive Plan (the “2002 Stock Plan”). Pursuant to the 2002 Stock Plan, the Company may grant to eligible persons awards including, but not limited to, incentive stock options, non-incentive stock options and restricted shares of Common Stock. The 2002 Stock Plan authorized awards relating to an aggregate of up to 1,000,000 shares of Common Stock, of which no more than 100,000 awards may be in the form of restricted stock grants.

The 2002 Stock Plan is administered by our Compensation Committee, which shall consist of two or more members of the Board. The members of the Compensation Committee are appointed annually by, and serve at the pleasure of, the Board. In the event that no Compensation Committee is appointed, the 2002 Stock Plan shall be administered by the Board of Directors.

No option granted pursuant to the 2002 Stock Plan may be exercised more than 10 years after the date of grant, except that incentive stock options granted to participants who own more than 10% of the total combined voting power of the Common Stock at the time the incentive stock option is granted may not be exercised more than five years after the date of grant.

As a result of the approval of the 2005 Stock Plan at the May 20, 2005 Annual Meeting of Stockholders, no further stock or option awards have been granted since such date or will be granted under the 2002 Stock Plan.

Stock Option Plans and Stock Appreciation Rights Plan

In 1986 and 1987, the Company adopted two stock option plans (the “Stock Option Plans”) which allowed for the grant to key employees of the Company, its subsidiaries and affiliates, of options to purchase an aggregate of 900,000 shares of Common Stock. The stock options vest at a rate of 25% per year. The Stock Option Plans are administered by the Compensation Committee of the Board. As a result of the approval of the 2002 Stock Plan at the May 30, 2002 Annual Meeting of Stockholders, since such date no further options have been granted since such date and no additional grants will be made under the Stock Option Plans.

In 1996, the Company adopted a phantom stock appreciation rights plan (the “SARs Plan”) which allows for the grant to key employees of the Company and its affiliates of up to 300,000 SARs. The Compensation Committee administers the SARs Plan and approves the employees who will receive grants of the rights. The SARs vest at a rate of 25% per year. Upon exercise of a stock appreciation right, the key employee is entitled to receive cash in an amount equal to the difference between the fair market value of the Common Stock at the exercise date and the exercise price (which shall not be less than 90% of the fair market value of the Common Stock at the date of grant). As a result of the approval of the 2005 Stock Plan at the May 20, 2005 Annual Meeting of Stockholders, since such date no further SARs have been granted since such date and no additional grants will be made under the SARs Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for each of the Named Executive Officers with respect to his outstanding equity awards as of December 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards							Stock Awards
													Equity
													Incentive
													Plan
													Awards:
											Equity		Market or
					Equity						Incentive		Payout
					Incentive						Plan Awards:		Value of
					Plan Awards:					Market	Number of		Unearned
	Number of		Number of		Number of			Number of		Value of	Unearned		Shares,
	Securities		Securities		Securities			Shares or		Shares or	Shares,		Units or
	Underlying		Underlying		Underlying			Units of		Units of	Units or		Other
	Unexercised		Unexercised		Unexercised	Option		Stock That		Stock That	Other Rights		Rights That
	Options		Options		Unearned	Exercise	Option	Have Not		Have Not	That Have		Have Not
	(#)		(#)		Options	Price	Expiration	Vested		Vested (1)	Not Vested		Vested(1)
Name	Exercisable		Unexercisable		(#)	($)	Date	(#)		($)	(#)		($)
(a)	(b)		(c)		(d)	(e)	(f)	(g)		(h)	(i)		(j)

Terence N. Deeks	10,000	(2)	—		—	10.50	9/29/10
Stanley A. Galanski	30,000		—		—	29.11	2/28/14
								25,000	(4)	1,372,750
											25,000	(5)	1,372,750
Michael L. Civisca	5,000		—		—	25.10	1/29/13
	5,000		—		—	29.11	2/28/14
	7,500		2,500	(3)	—	33.19	3/8/15
								10,000	(6)	549,100
								4,774	(6)	262,140
											8,000	(7)	439,280
Christopher C. Duca	10,000	(2)	—		—	19.10	9/1/11
	10,000		—		—	19.10	9/1/11
	5,000		—		—	29.11	2/28/14
	7,500		2,500	(3)	—	33.19	3/8/15
								10,000	(8)	549,100
								1,233	(8)	67,704
								1,433	(8)	78,686
											8,000	(7)	439,280
Noel Higgitt								10,000	(9)	549,100
								4,657	(9)	255,715
											4,000	(7)	219,640
Paul J. Malvasio								10,000	(10)	1,372,750
Francis W. McDonnell								22,000	(11)	1,208,020

(1)	Market Value based on December 31, 2008 closing price of the Company’s common stock of $54.91.

(2)	Stock Appreciation Rights (SARs) issued to Mr. Deeks on 9/29/00 and to Mr. Duca on 9/1/01.

(3)	Options to purchase these shares became exercisable on 3/8/09.

(4)	Shares of stock vest in three equal installments on 9/12/09, 9/12/10 and 9/12/11 in accordance with the terms of the Admirals’ Program. For further discussion of the Admirals’ Program, please see “Compensation Discussion and Analysis — Admirals’ Program” above.

(5)	Shares of stock vest in three equal installments on 8/10/10, 8/10/11 and 8/10/12 in accordance with the terms of variable grant awards under the Admirals’ Program. For further discussion of the Admirals’ Program, please see “Compensation Discussion and Analysis — Admirals’ Program” above.

(6)	Includes 492 shares that vested on 2/11/09 and a balance of 1,479 shares that will vest in three equal installments on 2/11/10, 2/11/11 and 2/11/12; 367 shares that vested on 2/28/09 and a balance of 368 shares that will vest on 2/28/10; 513 shares that vested on 3/2/09 and a balance of 1,027 shares that will vest in two equal installments on 3/2/10 and 3/2/11; and 528 shares that vested on 3/8/09 from an initial grant of 2,109 shares; and 10,000 shares granted on 3/22/06 that will vest in three equal installments on 3/22/09, 3/22/10 and 3/22/11 in accordance with the terms of the Admirals’ Program. For further discussion of the Admirals’ Program, please see “Compensation Discussion and Analysis — Admirals’ Program” above.

(7)	Shares of stock vest in three equal installments on 2/11/11, 2/11/12 and 2/11/13 in accordance with the terms of variable grant awards under the Admirals’ Program. For further discussion of the Admirals’ Program, please see “Compensation Discussion and Analysis — Admirals’ Program” above.

(8)	Includes 358 shares that vested on 2/11/09 and a balance of 1,422 shares that will vest in three equal installments on 2/11/10, 2/11/11 and 2/11/12 from an initial grant of 1,433 shares dated 3/11/08; 411 shares that vested on 3/2/09 and a balance of 822 shares that will vest in two equal installments on 3/2/10 and 3/2/11 from an initial grant of 1,643 shares dated 3/2/07; and 10,000 shares granted on 3/22/06 that will vest in three equal installments on 3/22/09, 3/22/10 and 3/22/11 in accordance with the terms of the Admirals’ Program. For further discussion of the Admirals’ Program, please see “Compensation Discussion and Analysis — Admirals’ Program” above.

(9)	Includes 492 shares that vested on 2/11/09 and a balance of 1,479 shares that will vest in three equal installments on 2/11/10, 2/11/11 and 2/11/12; 400 shares that vested on 2/28/09 and a balance of 400 shares that will vest on 2/28/10; 493 shares that vested on 3/2/09 and a balance of 986 shares that will vest in two equal installments on 3/2/10 and 3/2/11; and 407 shares that vested on 3/8/09 from an initial grant of 1,626 shares; and 10,000 shares granted on 3/22/06 that will vest in three equal installments on 3/22/09, 3/22/10 and 3/22/11 in accordance with the terms of the Admirals’ Program. For further discussion of the Admirals’ Program, please see “Compensation Discussion and Analysis — Admirals’ Program” above.

(10)	Shares of stock vest in three equal installments on 3/22/09, 3/22/10 and 3/22/11 in accordance with the terms of the Admirals’ Program. For further discussion of the Admirals’ Program, please see “Compensation Discussion and Analysis — Admirals’ Program” above.

(11)	Shares of stock issued to Mr. McDonnell as a condition for his employment. Shares vest in four equal installments on 8/5/09, 8/5/10, 8/5/11 and 8/5/12.

Options Exercised and Stock Vested

The following table sets forth information for each of the Named Executive Officers with respect to options exercised and stock grants vested, and the value realized on such exercise or vesting, during the year ended December 31, 2008.

OPTIONS EXERCISED AND STOCK VESTED

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares		Value Realized on
	Acquired on Exercise	Exercise(1)	Acquired on Vesting		Vesting(2)
Name	(#)	($)	(#)		($)
(a)	(b)	(c)	(d)		(e)

Terence N. Deeks	—	—	—		—
Stanley A. Galanski	—	—	—		—
Michael L. Civisca	10,000	427,500	1,407		76,532
Christopher C. Duca	—	—	410		22,439
Noel Higgitt	15,000	496,125	1,298		70,817
Paul J. Malvasio	25,000	519,754	9,213	(3)	473,153
Francis W. McDonnell	—	—	—		—

(1)	Calculated based on the product of the number of shares acquired on exercise of the option award multiplied by the difference between the Company’s stock price on the NASDAQ National Market at the time of such exercise and the strike price of the option award.

(2)	Calculated based on the product of the number of shares acquired on vesting of the stock award multiplied by the closing stock price on the NASDAQ National Market on the vesting date.

(3)	Number of shares acquired on vesting of stock awards includes 2,198 shares that were acquired by Mr. Malvasio when such shares of restricted stock vested in accordance with the terms of stock grants previously granted to Mr. Malvasio and 7,015 shares that vested on August 15, 2008 pursuant a resolution of the Board of Directors that provided for the accelerated vesting of all of Mr. Malvasio’s outstanding shares of restricted stock upon his retirement, other than those shares of restricted stock issued to Mr. Malvasio in accordance with the terms of the Admirals’ Program, which will continue to vest in accordance with their terms. For further discussion of the Admirals’ Program, please see “Compensation Discussion and Analysis — Admirals’ Program” above.

The following table sets forth the payments that would be received by each Named Executive Officer if his employment with the Company were terminated as of December 31, 2008.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT

			Continuation of
			Medical/
	Cash		Welfare	Acceleration and		Total
	Severance		Benefit	Continuation of		Termination
	Payment		(present value)	Equity Awards		Benefits
	$		$	$		$

Terence N. Deeks
• Voluntary Retirement	—		—	444,100	(1)	444,100
• Voluntary Termination	—		—	444,100	(1)	444,100
• Involuntary Termination for Cause	—		—	—		—
• Involuntary Termination Without Cause	—		—	444,100	(1)	444,100
• Involuntary or Good Reason Termination after Change in Control	—		—	444,100	(1)	444,100
• Termination on Death or Disability	—		—	444,100	(1)	444,100

Stanley A. Galanski
• Voluntary Retirement	600,000	(2)	—	—		600,000
• Voluntary Termination	600,000	(2)	—	774,000	(3)	1,374,000
• Involuntary Termination for Cause	—		—	—		—
• Involuntary Termination Without Cause	600,000	(2)	—	774,000	(3)	1,374,000
• Involuntary or Good Reason Termination after Change in Control	600,000	(2)	—	3,519,500	(4)	4,119,500
• Termination on Death or Disability	—		—	3,519,500	(5)	4,119,500

Michael L. Civisca
• Voluntary Retirement	—		—	—		—
• Voluntary Termination	—		—	440,950	(3)	440,950
• Involuntary Termination for Cause	—		—	—		—
• Involuntary Termination Without Cause	300,000	(6)	—	440,950	(3)	740,950
• Involuntary or Good Reason Termination after Change in Control	300,000	(6)	—	1,745,770	(4)	2,045,770
• Termination on Death or Disability	—		—	1,745,770	(5)	2,045,770

Christopher C. Duca
• Voluntary Retirement	—		—	358,100	(1)	358,100
• Voluntary Termination	—		—	1,008,100	(1)(3)	1,008,100
• Involuntary Termination for Cause	—		—	—		—
• Involuntary Termination Without Cause	—		—	1,008,100	(1)(3)	1,008,100
• Involuntary or Good Reason Termination after Change in Control	—		—	2,197,170	(1)(4)	2,197,170
• Termination on Death or Disability	—		—	2,197,170	(1)(5)	2,197,170

Continuation of
Medical/
	Cash		Welfare	Acceleration and		Total
	Severance		Benefit	Continuation of		Termination
	Payment		(present value)	Equity Awards		Benefits
	$		$	$		$

Noel Higgitt
• Voluntary Retirement	—		—	1,024,456	(7)	1,024,456
• Voluntary Termination	—		—	—		—
• Involuntary Termination for Cause	—		—	—		—
• Involuntary Termination Without Cause	285,000	(8)	—	—		285,000
• Involuntary or Good Reason Termination after Change in Control	285,000	(8)	—	1,024,456	(4)	1,309,455
• Termination on Death or Disability	—		—	1,024,456	(5)	1,309,455

Paul Malvasio
• Voluntary Retirement	—		—	984,105	(9)	984,105
• Voluntary Termination	—		—	—		—
• Involuntary Termination for Cause	—		—	—		—
• Involuntary Termination Without Cause	—		—	—		—
• Involuntary or Good Reason Termination after Change in Control	—		—	—		—
• Termination on Death or Disability	—		—	—		—

Francis W. McDonnell
• Voluntary Retirement	—		—	—		—
• Voluntary Termination	—		—	—		—
• Involuntary Termination for Cause	—		—	—		—
• Involuntary Termination Without Cause	—		—	—		—
• Involuntary or Good Reason Termination after Change in Control	—		—	1,208,020	(4)	1,208,020
• Termination on Death or Disability	—		—	1,208,020	(5)	1,208,020

(1)	Assumes the exercise as of December 31, 2008 of all SARs held by Mr. Deeks and Mr. Duca, respectively, upon retirement or termination of employment, based on the December 31, 2008 closing price of the Company’s common stock of $54.91.

(2)	This cash severance payment, as provided in Mr. Galanski’s employment agreement with the Company and based upon Mr. Galanski’s annual base salary of $600,000 as of December 31, 2008, assumes that notice of termination of employment is given as of such date and that the Company elects to enforce the restrictive covenants included in such employment agreement with respect to noncompetition and nonsolicitation of employees. This cash severance payment would be paid to Mr. Galanski in accordance with the Company’s regular payroll schedule during the one-year period beginning as of such termination date. For a discussion of the terms of Mr. Galanski’s employment agreement, please see “Employment Agreements” above.

(3)	Assumes the exercise of all outstanding vested options within 90 days of the date of termination pursuant to the Company’s 2005 Stock Incentive Plan and 2002 Stock Incentive Plan, based on the December 31, 2008 closing price of the Company’s common stock of $54.91.

(4)	Assumes both a change of control as of December 31, 2008 and termination of employment with the Company within one year thereafter. Under these assumptions, the Company’s 2005 Stock Incentive Plan provides for immediate vesting of all outstanding restricted stock and option awards. Also assumes the exercise of all outstanding vested options within 90 days of the date of termination pursuant to the Company’s 2002 Stock Incentive Plan, based on the December 31, 2008 closing price of the Company’s common stock of $54.91.

(5)	Assumes death or an employee’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. Under these assumptions, the Company’s 2005 Stock Incentive Plan provides for immediate vesting of all outstanding restricted stock and option awards. Also assumes the exercise of all outstanding vested options within 90 days of the date of termination pursuant to the Company’s 2002 Stock Incentive Plan, based on the December 31, 2008 closing price of the Company’s common stock of $54.91.

(6)	This cash severance payment, as provided in Mr. Civisca’s employment agreement with the Company and based upon Mr. Civisca’s annual base salary of $300,000 as of December 31, 2008, assumes that notice of termination of employment is given as of such date. For a discussion of the terms of Mr. Civisca’s employment agreement, please see “Employment Agreements” above.

(7)	Upon an employee’s voluntary retirement, when such employee meets certain age and service requirements, which Mr. Higgitt meets, the Company’s 2005 Stock Incentive Plan provides for immediate vesting of all outstanding restricted stock and option awards. No other Named Executive Officer meets these requirements. Assumes the exercise of all outstanding vested options within 90 days of the date of termination pursuant to the Company’s 2002 Stock Incentive Plan, based on the December 31, 2008 closing price of the Company’s common stock of $54.91.

(8)	This cash severance payment, as provided in Mr. Higgitt’s employment agreement with the Company and based upon Mr. Higgitt’s annual base salary of $285,000 as of December 31, 2008, is the maximum amount payable to Mr. Higgitt, assuming that notice of termination is given as of such date. For a discussion of the terms of Mr. Higgitt’s employment agreement, please see “Employment Agreements” above.

(9)	Represents the amount actually realized by Mr. Malvasio upon his retirement, when the Board of Directors voted to immediately vest of all of Mr. Malvasio’s outstanding stock awards, other than shares issued to him pursuant to the Admirals’ Program, and option awards upon his retirement on August 15, 2008, based upon the August 15, 2008 closing price of the Company’s common stock of $50.40 and, for the option awards, the market price of the Company’s common stock upon the actual exercise of the option.

Compensation of Directors

Commencing in 2008, each director who is not an officer or employee of the Company receives an annual payment consisting of $30,000 in immediately vested restricted shares of the Company’s Common Stock, payable in the first quarter of each year for service during the preceding year (based on the closing price of the Company’s Common Stock on the last business day of such preceding year), and $30,000 in cash, payable in quarterly installments, as well as a fee of $2,000 for each Board meeting attended and $1,000 for each telephonic Board meeting attended. In addition, members of the Audit Committee of the Board are paid $2,000 for each Audit Committee meeting attended in person and $1,000 for each Audit Committee meeting attended by telephone, and members of all other Board committees are paid $1,000 for each committee meeting attended in person and $500 for each committee meeting attended by telephone. The chairmen of the Audit Committee and the Compensation Committee are paid annual retainers of $20,000 and $10,000, respectively. Chairmen of other Board committees do not currently receive annual retainers for their services as chairmen. Prior to 2008, each director who is not an officer or employee of the Company received an annual payment consisting of $25,000 in immediately vested restricted shares of the Company’s Common Stock, which was paid to the directors in 2008 in respect of 2007 service, and $20,000 in cash, payable in quarterly installments. All other fees remained the same.

The Compensation Committee of the Board recognizes the importance of ownership of the Common Stock of the Company by its independent directors in aligning the interests of the Board with those of our Stockholders. Accordingly, as described above, each director receives payment of $30,000 in restricted shares of the Company’s Common Stock as part of his annual compensation for Board service, and is required to hold such shares for a minimum of one year. Our directors have generally retained ownership of their Common Stock after such restrictions have lapsed.

Shown below is a table that sets forth the total compensation paid to each independent Board member in 2008.

DIRECTOR COMPENSATION

					Change in
					Pension
					Value and
	Fees				Nonqualified
	Earned or			Non-Equity	Deferred
	Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation		Total
Name	($)(1)	($)(2)	($)	($)	($)	($)		($)

H. J. Mervyn Blakeney	34,500	25,026	—	—	—	53,538	(3)	113,064
Peter A. Cheney	47,000	25,026	—	—	—	—		72,026
Robert W. Eager, Jr.	44,000	25,026	—	—	—	—		69,026
W. Thomas Forrester	34,000	6,269	—	—	—	—		40,269
Leandro S. Galban, Jr.	49,000	25,026	—	—	—	—		74,026
John F. Kirby	36,000	25,026	—	—	—	—		61,026
Marc M. Tract	32,000	25,026	—	—	—	—		57,026
Robert F. Wright	70,000	25,026	—	—	—	—		95,026

(1)	Includes, in addition to all Board and committee meeting fees and Audit and Compensation Committee chairmen’s annual retainer fees, an annual cash retainer of $30,000 paid quarterly to each director for his 2008 Board service.

(2)	The amounts shown represent the dollar amount of stock compensation expense recognized for financial statement purposes in 2008 under FAS 123R (excluding any forfeiture assumptions) and include compensation costs associated with any stock awards granted in 2008. Stock awards issued in 2008 are for 2007 Board service. For a discussion of valuation assumptions, see Note 14 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2008.

(3)	For a discussion of this compensation, please see “Related Party Transactions” above. For Mr. Blakeney, the amount under All Other Compensation was paid to him in British pounds, and the dollar value of such amount is calculated based on the conversion rate on December 31, 2008 of £1= $1.46.

Equity Compensation Plan Information

The following chart includes information as of December 31, 2008 with respect to equity compensation plans where equity securities of the Company may be issued:

	A	B	C
Number of
	securities to be		Number of securities
	issued upon		remaining available
	exercise of	Weighted-	for future issuance
	outstanding	average exercise	under equity
	stock options and	price of	compensation plans
	vesting of unvested	outstanding	(excluding securities
Plan Category	stock grants(2)	stock options	reflected in column A)

Equity compensation plans approved by security holders(1)	789,799	$25.62	342,240
Equity compensation plans not approved by security holders	—		—

Total	789,799		342,240

(1)	Consists of the 2005 Stock Incentive Plan, the 2002 Stock Incentive Plan and the Stock Option Plans.

(2)	Column A includes 558,049 unvested stock grants.

Compensation Committee Interlocks and Insider Participation

None of Messrs. Blakeney, Galban or Kirby, each of the members of the Compensation Committee, has ever been an officer or employee of the Company or of any of its subsidiaries or affiliates. None of our executive officers has served on the board of directors or on the compensation committee of any other entity where any officer of such entity served either on the Company’s Board or on its Compensation Committee.

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions, internal controls and financial reporting process. The Audit Committee is currently composed of three directors, each of whom meets the independence requirements of the NASDAQ stock market and the SEC. The Audit Committee operates under a written charter approved by the Board, which was reviewed in 2008 and is available on our website at www.navg.com under the Corporate Governance link.

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm KPMG LLP is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent auditors to discuss the audited December 31, 2008 financial statements. The Audit Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee also received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and the Audit Committee discussed with the independent auditors that firm’s independence.

The Audit Committee also reviewed, and discussed with management and KPMG LLP, management’s report and KPMG LLP’s report and attestation on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. Management is responsible for those activities required to ensure compliance with this legislation.

Based upon the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, to be filed with the SEC.

The Audit Committee:

Peter A. Cheney
W. Thomas Forrester (Chairman)
Robert F. Wright

PROPOSAL 2
APPROVAL OF AN AMENDMENT TO THE 2005 STOCK INCENTIVE PLAN

The Board of Directors recommends that Stockholders approve an amendment to the 2005 Stock Incentive Plan. The amendment increases the maximum total number of shares of common stock we may issue under the 2005 Stock Incentive Plan from 1,000,000 to 1,500,000.

The purpose of the increase in authorized shares is to secure adequate shares to fund expected awards under the long-term incentive portion of the Company’s annual incentive plan. The Company has long had in effect stock-based incentive plans that have allowed the Board to grant management and other key employees, directors and consultants various types of awards, including stock options, restricted stock and SARs. The use of these programs reflected the belief of the Compensation Committee and of our full Board that encouraging stock ownership by management and other key employees, directors and consultants served to attract, retain and motivate such personnel by providing them a direct, personal financial interest in our continued success. The Compensation Committee continues to believe that the best way to encourage our management and other key employees to create and enhance value for our Stockholders is through a compensation program that encourages stock ownership.

In 2004, we began granting restricted stock units more broadly to our long-term incentive program participants. To that end, there were 1,500 stock options and no SARs issued under the 2005 Stock Incentive Plan, but the increased use of restricted stock grants under the Annual Incentive Plan both for attracting and retaining talent has now resulted in our being constrained by the lack of available authorized shares of stock in the 2005 Stock Incentive Plan, necessitating that additional shares be reserved for that purpose pursuant to the Amended 2005 Stock Incentive Plan.

Our goal is to more closely align key employees’ interests with those of our Stockholders and provide a strong incentive for them to remain in our service. Our Board believes that awards of performance based restricted stock grants will effectively serve our objective of providing appropriate rewards for enhancing Stockholder value. While there may still be times or circumstances where stock option grants are the more appropriate means of providing long term incentives, it is our current view that issuances of stock options will occur under special circumstances only.

The Compensation Committee has recommended, and on February 26, 2009, the Board unanimously approved, subject to Stockholder approval, amending the 2005 Stock Incentive Plan to increase the authorized number of shares available thereunder to grant options, restricted stock awards and SARs from 1,000,000 to 1,500,000. Pursuant to the 2005 Stock Incentive Plan, the Company may grant to eligible persons awards of incentive stock options (“ISOs”) within the meaning of Section 422(b) of the Code, non-incentive stock options (“NISOs”), restricted stock awards and stock appreciation rights.

The following summary of certain features of the 2005 Stock Incentive Plan is qualified in its entirety by reference to the full text of the 2005 Stock Incentive Plan, which is attached to this Proxy Statement as Appendix A. All capitalized terms used but not defined herein have the respective meanings ascribed to them in the 2005 Stock Incentive Plan.

The affirmative vote of holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for approval of the 2005 Stock Incentive Plan.

The approval or failure to approve the proposed amendment to the 2005 Stock Incentive Plan will not affect the Company’s existing stock incentive plans, which will continue to remain in effect in their present form, or any options, restricted shares or stock appreciation rights granted thereunder.

The Board recommends a vote “FOR” Proposal 2. Proxies will be so voted unless Stockholders specify otherwise in their proxies.

Reason for the 2005 Stock Incentive Plan

The Board believes that performance based restricted stock grants are an effective tool for providing incentive compensation and promoting long term thinking and tenure by our management. As of the date hereof, the Board has awarded 807,958 shares out of the authorized 1,000,000 shares under the 2005 Stock Incentive Plan.

Accordingly, Stockholders are asked to approve the amendment to the 2005 Stock Incentive Plan to increase the number of shares which may be issued under the plan to 1,500,000.

Nature and Purposes of the 2005 Stock Incentive Plan

The purposes of the 2005 Stock Incentive Plan are to facilitate fair, adequate and competitive compensation and to induce certain individuals to remain in the employ of, or to continue to serve as directors of or as independent consultants to the Company and its present and future subsidiary corporations, as defined in section 424(f) of the Code, to attract new individuals to enter into such employment and service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board believes that the granting of Awards under the 2005 Stock Incentive Plan will promote continuity of management, increased incentive and personal interest in the welfare of the Company and aid in securing its continued growth and financial success.

Duration and Modification

The 2005 Stock Incentive Plan will terminate ten years from the date of its original adoption, May 20, 2005. The Board of Directors may at any time terminate the 2005 Stock Incentive Plan or make such modifications to the 2005 Stock Incentive Plan as it may deem advisable. The Board, however, may not, without approval by the Stockholders of the Company, increase the number of shares of Common Stock as to which Awards may be granted under the 2005 Stock Incentive Plan, change the manner of determining stock option or SAR prices or change the class of persons eligible to participate in the 2005 Stock Incentive Plan.

Administration of the Plan

The 2005 Stock Incentive Plan will be administered by the Compensation Committee consisting of two or more members of the Board. The members of the Compensation Committee are appointed annually by, and serve at the pleasure of, the Board. In the event that no Compensation Committee is appointed, the 2005 Stock Incentive Plan will be administered by the Board.

The Compensation Committee will have discretion to determine the participants under the 2005 Stock Incentive Plan, the types, terms and conditions of the Awards, including performance and other earnout and/or vesting contingencies, permit transferability of awards to an immediate family member of a participant or a trust established on behalf of such immediate family member, interpret the 2005 Stock Incentive Plan’s provisions and administer the 2005 Stock Incentive Plan in a manner that is consistent with its purpose.

Securities Subject to the Plan; Market Price

The number of shares of Common Stock reserved for issuance under the 2005 Stock Incentive Plan is currently 1,000,000. If the amendment proposed pursuant hereto is approved by the Stockholders, the number of shares of Common Stock reserved for issuance under the 2005 Stock Incentive Plan will be 1,500,000.

The closing market price of a share of Common Stock on The NASDAQ National Market on December 31, 2008 was $54.91.

Eligibility and Extent of Participation

The 2005 Stock Incentive Plan provides for discretionary grants of Awards to all employees, non-employee directors and consultants to the Company or any of its subsidiaries, or any corporation acquired by the Company or any of its subsidiaries. At December 31, 2008, approximately 220 employees and seven non-employee Directors were eligible to receive Awards under the 2005 Stock Incentive Plan.

Stock Options

Under the 2005 Stock Incentive Plan, the Compensation Committee may grant Awards in the form of options to purchase shares of Common Stock. The initial per share exercise price for an ISO may not be less than 100% of the fair market value of a share of Common Stock on the date of grant, or 110% of such fair market value with respect to a participant who, at such time, owns stock representing more than 10% of the total combined voting power of the Common Stock. The initial per share exercise price for a NISO may not be less than 100% of the fair market value of a share of Common Stock on the date of grant.

No option granted pursuant to the 2005 Stock Incentive Plan may be exercised more than 10 years after the date of grant, except that ISOs granted to participants who own more than 10% of the total combined voting power of the Common Stock at the time the ISO is granted may not be exercised more than five years after the date of grant. Any option granted to a non-employee director of the Company or any of its subsidiaries shall be 10 years in duration. As of the date hereof, 1,500 options have been granted under the 2005 Stock Incentive Plan.

Stock Awards

The 2005 Stock Incentive Plan also permits the grant of Awards of shares of Common Stock. A Stock Award is a grant of shares or of a right to receive shares of Common Stock (or their cash equivalent or a combination of both) in the future. Each Stock Award will be subject to conditions, restrictions and contingencies established by the Compensation Committee. In making a determination regarding the allocation of such shares, the Compensation Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Compensation Committee in its discretion shall deem relevant. As of the date hereof, 806,458 shares of restricted stock have been granted under the 2005 Stock Incentive Plan.

Stock Appreciation Rights

The 2005 Stock Incentive Plan also permits the grant of Awards of stock appreciation rights, which is a grant of the right to receive shares of Common Stock of an aggregate fair market value equal to the value of the SAR. The value of a SAR with respect to one share of Common Stock on any date is the excess of the fair market value of a share on such date over the Base Value of such SAR. The Base Value of any SAR with respect to one share of Common Stock shall equal the fair market value of a share of Common Stock as of the date the SAR is granted. As of the date hereof, no SARs have been granted under the 2005 Stock Incentive Plan.

Voting Rights

Participants shall not have any interest or voting rights in shares covered by their Awards until the Awards shall have been exercised and a certificate for such shares shall have been issued.

Adjustment of Number of Shares

In the event that a dividend is declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Award, the number of shares of Common Stock available for purchase or delivery under the 2005 Stock Incentive Plan but not yet covered by an Award and the number of shares of Common Stock to be subject to an Option to be issued to an Outside Director shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then there shall be substituted for each share of Common Stock then subject to any Award, for each share of Common Stock which may be issued under the 2005 Stock Incentive Plan but not yet covered by an Award, for each share of Common Stock which may be purchased upon the exercise of Options granted under the 2005 Stock Incentive Plan but not yet covered by an Option and for each share of Common Stock to be subject to an Option to be issued to an Outside Director, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged.

In the event that there shall be any change, other than as specified directly above, in the number or kind of outstanding shares of Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Compensation Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Award and the number or kind of shares available for issuance in accordance with the provisions of the 2005 Stock Incentive Plan but not yet covered by an Award, such adjustment shall be made by the Compensation Committee and shall be effective and binding for all purposes of the 2005 Stock Incentive Plan and of each Award.

Change in Control

Except as otherwise determined by the Compensation Committee at the time of grant, if a Participant’s employment, or directorship, with the Company and its Subsidiaries is terminated without cause, as defined, or the Participant terminates his or her employment with, or terminates his or her service as a director of, the Company and its Subsidiaries for good reason, as defined, whether voluntarily or otherwise, within one year after the effective date of a Change in Control, as defined, (i) each Option theretofore granted to a Participant which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full upon the occurrence of such termination and shall, to the extent not theretofore exercised, terminate upon the date of termination specified in such Option; (ii) each SAR theretofore granted to a Participant which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full upon the occurrence of such termination and shall, to the extent not theretofore exercised, terminate upon the date of termination specified in such SAR; and (iii) any restrictions applicable to any shares granted to a Participant in a Stock Award shall forthwith terminate upon the occurrence of such termination.

United States Federal Income Tax Consequences of Issuance and Exercise of Awards

The following discussion of the U.S. Federal income tax consequences of the granting and exercise of stock options under the 2005 Stock Incentive Plan, and the sale of Common Stock acquired as a result thereof, is based on an analysis of the Code as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which he or she works and/or resides. The tax consequences of Awards issued to Participants outside of the U.S. may differ from the U.S. tax consequences.

Non-Incentive Stock Options

No income will be recognized by an optionee at the time a NISO is granted. Ordinary income will be recognized by an optionee at the time a NISO is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the optionee over the exercise price. In the case of an employee, this ordinary income will also constitute wages subject to the withholding of income tax and the Company will be required to make whatever arrangements are necessary to ensure that the amount of the tax required to be withheld is available for payment in cash.

Capital gain or loss on a subsequent sale or other disposition of the shares of Common Stock acquired upon exercise of a NISO will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of the shares acquired upon the exercise of the option will be equal to the fair market value of the shares on the date of exercise.

The Company will be entitled to a deduction for Federal income tax purposes at such time and in the same amount as the amount included in ordinary income by the optionee upon exercise of the NISO, subject to the usual rules as to reasonableness of compensation and provided that the Company timely complies with the applicable information reporting requirements.

Incentive Stock Options

In general, neither the grant nor the exercise of an ISO will result in taxable income to an optionee or a deduction to the Company. For purposes of the alternative minimum tax, however, the spread on the exercise of an incentive stock option will be considered as part of the optionee’s income.

The sale of the shares of Common Stock received pursuant to the exercise of an ISO which satisfies the holding period rules will result in capital gain to an optionee and will not result in a tax deduction to the Company. To receive incentive stock option treatment as to the shares acquired upon exercise of an ISO, an optionee must not dispose of such shares within two years after the option is granted or within one year after the exercise of the option. In addition, an optionee generally must be an employee of the Company (or a subsidiary of the Company) at all times between the date of grant and the date three months before exercise of the option.

If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of an ISO that is equal to the lesser of (a) the fair market value of the Common Stock on the date of exercise minus the exercise price or (b) the amount realized on the disposition minus the exercise price, will be treated as ordinary income, with any remaining gain being treated as capital gain. The Company will be entitled to a deduction equal to the amount of such ordinary income.

Restricted Stock Awards

Restricted Stock Awards are generally subject to ordinary income tax at the time the restrictions lapse. In the case of an employee, this ordinary income will also constitute wages subject to the withholding of income tax and the Company will be required to make whatever arrangements are necessary to ensure that the amount of the tax required to be withheld is available for payment in cash. The Company will be entitled to a corresponding Federal income tax deduction at the time the Participant recognizes ordinary income.

Stock Appreciation Rights

A Participant receiving a SAR will not recognize Federal taxable income at the time the SAR is granted. When the Participant receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the Base Value will be taxed as ordinary income to the Participant. In the case of an employee, this ordinary income will also constitute wages subject to the withholding of income tax and the Company will be required to make whatever arrangements are necessary to ensure that the amount of the tax required to be withheld is available for payment in cash. The Company will be entitled to a Federal tax deduction equal to the amount of ordinary income the Participant is required to recognize as the result of exercising the SAR.

PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Independent Registered Public Accounting Firm

KPMG LLP, Certified Public Accountants, has been appointed by the Board, upon the recommendation of the Audit Committee after evaluating the performance and independence of KPMG LLP, as independent auditors for the Company to examine and report on its December 31, 2009 financial statements, which appointment will be submitted to the Stockholders for ratification at the Annual Meeting. Submission of the appointment of the auditors to the Stockholders for ratification will not limit the authority of the Board or its Audit Committee to appoint another accounting firm to serve as independent auditors if the present auditors resign or their engagement is otherwise terminated.

The Board recommends a vote “FOR” Proposal 3. Proxies will be so voted unless Stockholders specify otherwise in their proxies.

Representatives of KPMG LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions. The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for 2008 and 2007, and fees billed for other services rendered by KPMG LLP related to those periods.

	2008	2007

Audit Fees(1)	$1,561,000	$1,907,560
Audit Related Fees(2)	—	22,200
Tax Fees(3)	99,000	129,640
Other Fees	—	—

Total	$1,660,000	$2,059,400

(1)	Audit fees consisted primarily of fees for the annual audit of the Company’s financial statements and internal control over financial reporting including the requirements of Section 404 of the Sarbanes-Oxley Act, as well as quarterly reviews and statutory audits.

(2)	Audit related fees consisted primarily, for 2007, of fees for services in connection with the Securities and Exchange Commission’s review of the Company’s 2006 Form 10-K.

(3)	Tax fees consisted primarily of fees for tax compliance and advisory services.

The Audit Committee approves each engagement of the independent auditors in advance. The Audit Committee’s chairman has been authorized to approve such services subject to ratification at the next Audit Committee meeting.

ALL OTHER MATTERS WHICH MAY PROPERLY
COME BEFORE THE ANNUAL MEETING

Management does not know of any other matters to be brought before the Annual Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

Stockholder Approval

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, whether in person or represented by proxy, is necessary to constitute a quorum. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. With respect to Proposal 1, directors are elected by the affirmative vote of a plurality of the votes cast by the shares entitled to vote. Votes may be cast in favor or withheld; votes that are withheld will have no effect on the results. Approval of Proposals 2 and 3 requires the affirmative vote of the holders of a majority of the total number of shares of Common Stock represented at the Annual Meeting. Abstentions are not counted as votes “for” or “against” these proposals and therefore will have the effect of a vote against Proposals 2 or 3 but will have no effect on Proposal 1. Shares held by brokers as nominees or in “street name” for which the broker does not have discretionary authority to vote and has not received specific instructions on how to vote from the customer are not voted and are referred to as “broker non-votes.” Shares that are the subject of broker non-votes will be counted as shares not entitled to vote and therefore will have no effect on the outcome of any of the proposals. Stockholders are entitled to one vote per share on all matters submitted for consideration at the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our Common Stock, to file certain reports regarding the ownership of the Common Stock with the SEC. These insiders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no reports were required, all of our directors, executive officers and 10% Stockholders made all required filings on time.

We have adopted a code of business conduct and ethics, referred to as our Corporate Code of Ethics and Conduct, that applies to all employees, officers and directors and meets the requirements of the rules of the SEC and of the NASDAQ. In addition, we have adopted a Code of Ethics that applies to our Chief Executive Officer and our senior financial officers which meets the SEC requirements. Both the Corporate Code of Ethics and Conduct and the Code of Ethics are available on our website at www.navg.com under the Corporate Governance link. Any amendments to or waiver of the Corporate Code of Ethics and Conduct or the Code of Ethics will be disclosed on our website under the same link promptly following the date of such amendment or waiver. In addition, in accordance with NASDAQ listing requirements, the Company also intends to disclose on a Form 8-K any waivers from the Corporate Code of Ethics and Conduct that are granted to directors and executive officers.

Absence of Dissenters’ or Appraisal Rights

Under Section 262 of the Delaware General Corporation Law, Stockholders have the right to dissent from certain corporate actions. In such cases, dissenting Stockholders are entitled to have their shares appraised and be paid the fair value of their shares provided that certain procedures perfecting their rights are followed. The proposals described in this Proxy Statement do not entitle a Stockholder to exercise any such dissenters’ or appraisal rights.

Stockholders’ Proposals and Communications

Any proposal by a Stockholder of the Company intended to be presented at the 2010 Annual Meeting of Stockholders must be received by the Company at its principal administrative office no later than November 16, 2009 for inclusion in the Company’s proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the SEC.

The Board of Directors believes that it is important for Stockholders to have a process to send communications to the Board. Accordingly, Stockholders desiring to send a communication to the Board, or to a specific director, may do so by delivering a letter to the Secretary of the Company at The Navigators Group, Inc., Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication-name of specific director or directors”. All such letters must identify the author as a Stockholder and clearly state whether the intended recipients of the letter are all members of the Board or certain specified individual directors. The Secretary of the Company will open such communications and make copies, and then circulate them to the appropriate director or directors.

Form 10-K Annual Report

UPON WRITTEN REQUEST BY A STOCKHOLDER, WE WILL FURNISH THAT PERSON, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR 2008 WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. The Form 10-K Annual Report for 2008 provided to Stockholders will not include the documents listed in the exhibit index of the Form 10-K. Upon written request, we will furnish to the Stockholder copies of any exhibits for a nominal charge. Requests should be addressed to The Navigators Group, Inc., Attn: Chantal Barjon, Investor Relations Department, Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573. In addition, we make available through our website at www.navg.com under the Investor Relations — SEC Filings link, free of charge, our Annual Report on Form 10-K including exhibits, quarterly reports on Form 10-Q including exhibits, current reports on Form 8-K including exhibits, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

Solicitation and Expenses of Solicitation

Our officers and employees may solicit proxies. Proxies may be solicited by personal interview, mail and telephone. Brokerage houses and other institutions, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of Common Stock, and will be reimbursed for their reasonable out-of-pocket expenses in forwarding such solicitation material. The costs of preparing this Proxy Statement and all other costs in connection with the solicitation of proxies for the Annual Meeting of Stockholders are being borne by the Company. It is estimated that the costs will be nominal.

Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.

By Order of the Board of Directors

Emily B. Miner
Secretary

New York, New York
March 13, 2009

Appendix A

THE NAVIGATORS GROUP, INC.
AMENDED 2005 STOCK INCENTIVE PLAN

1.	Purpose.

The purposes of this Amended 2005 Stock Incentive Plan (the “Plan”) are to induce certain individuals to remain in the employ of, or to continue to serve as directors of or as independent consultants to, The Navigators Group, Inc. (the “Company”) and its present and future subsidiary corporations (each a “Subsidiary”), as defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”) and that are members of the Company’s controlled group under section 414(b) of the Code or under common control with the Company under section 414(c) of the Code, to attract new individuals to enter into such employment and service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the “Board”) believes that the granting of awards (the “Awards”) under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company and aid in securing its continued growth and financial success.

2.	Shares Subject to Plan.

The maximum number of shares of the common stock, par value of $.10 per share (the “Common Stock”), of the Company with respect to which Options or SARs may be granted or that may be delivered as Stock Awards to participants (“Participants”) and their beneficiaries under the Plan shall be 1,500,000. If any Awards expire or terminate for any reason without having been exercised in full, new Awards may thereafter be granted with respect to the unpurchased shares subject to such expired or terminated Awards.

3.	Administration.

(a) The Plan shall be administered by a committee (the “Committee”) which shall consist of two or more members of the Board. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. In the event that no Committee shall have been appointed, the Plan shall be administered by the Board. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee (or by a member of the Committee to whom authority has been delegated) shall be fully as effective as if it had been made at a meeting duly called and held.

(b) The Committee’s powers and authority shall include, but not be limited to, (i) selecting individuals for participation who are employees or consultants of the Company and any Subsidiary of the Company or other entity in which the Company has a significant equity or other interest as determined by the Committee, and members of the Board; (ii) determining the types and terms and conditions of all Awards granted, including performance and other earnout and/or vesting contingencies; (iii) subject to Section 11 hereof, permitting transferability of Awards to an immediate family member of a Participant or a Trust established on behalf of such immediate family member; (iv) interpreting the Plan’s provisions; and (v) administering the Plan in a manner that is consistent with its purpose. The Committee’s determination on the matters referred to in this Section 3(b) shall be conclusive. Any dispute or disagreement which may arise under, or as a result of or with respect to, any Award shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Award shall be final, binding and conclusive. The Committee shall not have the authority to cancel and reissue (“reprice”) any Award under the Plan without the approval of the Company’s stockholders.

4.	Types of Awards.

The types of Awards that may be granted under the Plan are:

(a) A stock option, which represents a right to purchase a specified number of shares of Common Stock during a specified period at a price per share which is no less than that required by Section 6 hereof. Options will be either (i) “incentive stock options” (which term, when used herein, shall have the meaning ascribed thereto by the provisions of section 422(b) of the Code) or (ii) options which are not incentive stock options (“non-incentive stock options”) (together, “Options”), as determined at the time of the grant thereof by the Committee. The form of Stock Option Award Certificate for use with the Plan is attached hereto as Exhibit A.

(b) A stock Award (“Stock Award”), which is a grant of shares of Common Stock. Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine and which shall constitute a “substantial risk of forfeiture” within the meaning of section 409A of the Code . In making a determination regarding the allocation of such shares, the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The form of Stock Grant Award Certificate and Restricted Stock Agreement is attached hereto as Exhibit B.

(c) A stock appreciation right (“SAR”), which is a grant of the right to receive shares of Common Stock of an aggregate fair market value equal to the Value (as defined in Section 7 hereof) of the SAR. The form of Stock Appreciation Right Award Certificate is attached hereto as Exhibit C.

5.	Eligibility.

An Award may be granted only to (a) employees of the Company or a Subsidiary, (b) directors of the Company or a Subsidiary who are not employees of the Company or a Subsidiary (“Outside Directors”), (c) employees of a corporation which has been acquired by the Company or a Subsidiary, whether by way of exchange or purchase of stock, purchase of assets, merger or reverse merger, or otherwise who hold options with respect to the stock of such corporation which the Company has agreed to assume and (d) independent consultants who render services to the Company or a Subsidiary.

6.	Stock Option Prices and Fair Market Value.

(a) Subject to Section 13 hereof, the per share option price of any Option which is an incentive stock option shall not be less than the fair market value of a share of Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him or her, the per share option price shall not be less than 110% of the fair market value of a share of Common Stock on the date of grant.

(b) Subject to Section 13 hereof, the per share option price of any Option which is a non-incentive stock option shall not be less than the fair market value of a share of Common Stock on the date of grant.

(c) Subject to Section 13 hereof, the per share option price of any Option which is granted to an Outside Director shall be equal to the fair market value of a share of Common Stock on the date of grant.

(d) For all purposes of this Plan, the fair market value of a share of Common Stock on any date, if the Common Stock is then listed on a national securities exchange or traded on the NASDAQ National Market System, shall be equal to the closing sale price of a share of Common Stock or, if there is no sale of the Common Stock on such date, shall be equal to the closing sale price of a share of Common Stock on the last date such Stock was traded or, if the shares of Common Stock are not then listed on a national securities exchange or such system on such date, the fair market value of a share of Common Stock on such date as shall be determined in good faith by the Committee.

7.	Value of a SAR.

For purposes of this Plan, the “Value” of a SAR with respect to one share of Common Stock on any date is the excess of the fair market value of a share on such date, over the “Base Value” of such SAR. The “Base Value” of any

SAR with respect to one share of Common Stock shall equal the fair market value of a share of Common Stock as of the date the SAR is granted.

8.	Awards Term.

(a) Options shall be granted for such term as the Committee shall determine, not in excess of ten years from the date of the granting thereof; provided, however, that, in the case of a Participant who owns (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him or her, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof; and provided, further, however, that the term of an Option granted to an Outside Director shall be ten years from the date of the granting thereof.

(b) SARs shall be granted for such term as the Committee shall determine, not in excess of ten years from the date of the granting thereof.

9.	Limitation on Amount of Awards Granted.

(a) The aggregate fair market value of the shares of Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

(b) Subject to the overall limitation on the number of shares of Common Stock that may be delivered under the Plan, the Committee may use available shares of Common Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company, including the plan of any entity acquired by the Company.

10.	Exercise of Awards.

(a) Options

(i) Except as otherwise determined by the Committee at the time of grant or as provided in Section 12 hereof, a Participant may not exercise an Option during the period commencing on the date of the grant of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise determined by the Committee at the time of grant, a Participant may (A) during the period commencing on the first anniversary of the date of the grant of an Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-quarter of the shares granted thereby, (B) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise such Option with respect to one-half of the shares granted thereby, (C) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise such Option with respect to three-quarters of the shares granted thereby and (D) during the period commencing on the fourth anniversary of the date of such grant and ending at the time the Option expires pursuant to the terms hereof, exercise such Option with respect to all of the shares granted thereby.

(ii) Except as hereinbefore otherwise set forth and as otherwise determined by the Committee at the time of grant, an Option may be exercised either in whole or for not less than 500 shares of Common Stock at any one time. Notwithstanding the foregoing, in the event that the vested portion of a Participant’s Option pursuant to Section 10(a)(i) is less than 500 shares, such Participant may exercise the entire vested amount.

(iii) An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Common Stock and payment to the Company of the amount of the option price for the number of shares of the Common Stock so specified; provided, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Securities Exchange Act of 1934, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Common Stock issuable upon such exercise.

(iv) The Committee may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

(v) Notwithstanding any other provision of the Plan to the contrary, if any Participant shall have effected a Hardship Withdrawal from a 401(k) Plan maintained by the Company and/or one or more of the Subsidiaries, then, during the six month period commencing on the date of such Hardship Withdrawal, such Participant may not exercise any Option using cash. For the purpose of this Section 10(a)(v), a “Hardship Withdrawal” shall mean a distribution to a Participant provided for in Treas. Reg. § 1.401(k)-1(d)(1)(ii) promulgated under Section 401(k)(2)(B)(i)(IV) of the Code and any other regulations promulgated thereunder, and a “401(k) Plan” shall mean a plan which is a “qualified plan” within the contemplation of Section 401(a) of the Code.

(b) Stock Awards

(i) Except as otherwise provided in this Section and Section 3, the shares allocated to a Participant may not be sold, assigned, transferred or otherwise disposed of, and may not be pledged or hypothecated. Except as otherwise determined by the Committee at the time of grant, the restrictions on any Stock Award shall terminate as follows:

(A) as to twenty-five percent (25%) of the restricted shares owned by the Participant on the first anniversary of the date of his or her Restricted Stock Agreement (as such term is defined in Section 10(b)(iii));

(B) as to an additional twenty-five percent (25%) of the restricted shares owned by the Participant on the second anniversary of the date of his or her Restricted Stock Agreement;

(C) as to an additional twenty-five percent (25%) of the restricted shares owned by the Participant on the third anniversary of the date of his or her Restricted Stock Agreement; and

(D) as to an additional twenty-five percent (25%) of the restricted shares owned by the Participant on the fourth anniversary of the date of his or her Restricted Stock Agreement.

(ii) Upon issuance of the certificate or certificates for the shares subject to a Stock Award in the name of a Participant, which shares shall be issued upon vesting, the Participant shall thereupon be a stockholder with respect to all such shares represented by such certificate or certificates and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.

(iii) Each Participant receiving shares subject to a Stock Award shall (A) agree that such shares shall be subject to, and shall be held by him or her in accordance with all of the applicable terms and provisions of, the Plan, (B) represent and warrant to the Company that he or she is acquiring such shares for investment for his or her own account (unless there is then current a prospectus relating to the shares under Section 10(a) of the Securities Act of 1933, as amended) and, in any event, that he or she will not sell or otherwise dispose of said shares except in compliance with the Securities Act of 1933, as amended, (C) agree that the Company may place on the certificates representing the shares or new or additional or different shares or securities distributed with respect to the Restricted Shares such legend or legends as the Company may deem appropriate and that the Company may place a stop transfer order with respect to such shares with the Transfer Agent(s) for the Common Stock and (D) at his or her option, be entitled to make the election permitted under section 83(b) of the Code, to include in gross income in the taxable year in which the shares are transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code. The foregoing agreement, representation and warranty shall be contained in an agreement in writing (“Stock Grant Award Certificate and Restricted Stock Agreement”) which shall be delivered by the Participant to the Company. The Committee shall adopt, from time to time, such rules with respect to the return of executed Stock Grant Award Certificate and Restricted Stock Agreements as it deems appropriate and failure by a Participant to comply with such rules shall terminate the allocation of such shares to such Participant.

(c) SARs

(i) Except as otherwise determined by the Committee at the time of grant, a Participant may not exercise a SAR during the period commencing on the date of the grant of such SAR to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise determined by the Committee at the time of grant, a Participant may (A) during the period commencing on the first anniversary of the date of the grant and ending on the day immediately preceding the second anniversary of such date, exercise one-quarter of the SARs granted, (B) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise one-half of the SARs granted, (C) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise three-quarters of the SARs granted and (D) during the period commencing on the fourth anniversary of the date of such grant and ending at the time the SARs expire pursuant to the terms hereof, exercise all of the SARs granted.

(ii) Except as hereinbefore otherwise set forth and as otherwise determined by the Committee at the time of grant, a SAR may be exercised either in whole or with respect to the appreciation of not less than 500 shares of Common Stock at any one time. Notwithstanding the foregoing, in the event that the vested portion of a Participant’s SAR pursuant to Section 10(c)(i) is with respect to less than 500 shares, such Participant may exercise the entire vested amount.

(iii) A SAR may be exercised only by a written notice of intent to exercise such SAR with respect to the appreciation of a specific number of shares of the Common Stock.

(iv) Upon the exercise of a SAR, a Participant shall be entitled to receive shares of Common Stock, rounded down to the nearest whole share, the fair market value of which, in the aggregate, equals the Value of such SAR on the date of exercise.

(v) The Committee may, in its discretion, permit any SAR to be exercised prior to the time when it would otherwise be exercisable.

11.	Termination of Employment or Service.

(a) Except as otherwise provided in Section 12 hereof, and except as otherwise determined by the Committee at the time of grant, in the event a Participant leaves the employ or service, or ceases to serve as a director, of the Company and the Subsidiaries, whether voluntarily or otherwise but other than by reason of his or her death or, in the case of a Participant who shall be an employee or director, retirement or disability, (i) each Option theretofore granted to him or her which shall not have been exercisable prior to the date of the termination of his or her employment or service shall terminate immediately and each other Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent exercisable on the date of such termination of employment or service and not theretofore exercised, terminate upon the earlier to occur of the expiration of 90 days after the date of such Participant’s termination of employment or cessation of service and the date of termination specified in such Option; (ii) each share allocated to the Participant under a Stock Award subject to restriction at such date shall be redelivered to the Company immediately; and (iii) each SAR theretofore granted to him or her which shall not have been exercisable prior to the date of the termination of his or her employment or service shall terminate immediately and each other SAR theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent exercisable on the date of such termination of employment or service and not theretofore exercised, terminate upon the earlier to occur of the expiration of 90 days after the date of such Participant’s termination of employment or cessation of service and the date of termination specified in such SAR.

(b) Except as otherwise determined by the Committee at the time of grant, and notwithstanding the foregoing, if a Participant is terminated for cause (as defined herein), (i) each Award theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate forthwith, and (ii) each share allocated to the Participant under a Stock Award subject to restriction at such date shall be redelivered to the Company immediately.

(c) Except as otherwise provided in Section 12 hereof, and except as otherwise determined by the Committee at the time of grant, in the event a Participant leaves the employ, or ceases to serve as a director, of the Company and the Subsidiaries by reason of his or her retirement (as defined herein), (i) each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of six months after the date of such retirement and the date of termination specified in such Option; (ii) each SAR theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of six months after the date of such retirement and the date of termination specified in such SAR; and (iii) any restrictions applicable to any shares allocated to such Participant in an Award shall forthwith terminate.

(d) Except as otherwise determined by the Committee at the time of grant, in the event a Participant’s employment or service with the Company and the Subsidiaries terminates by reason of his or her death, (i) each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of six months after the date of the qualification of a representative of his or her estate and the date of termination specified in such Option; (ii) each SAR theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of six months after the date of the qualification of a representative of his or her estate and the date of termination specified in such SAR; and (iii) any restrictions applicable to any shares allocated to such Participant in an Award shall forthwith terminate.

(e) Except as otherwise provided in Section 12 hereof, and except as otherwise determined by the Committee at the time of grant, in the event a Participant leaves the employ, or ceases to serve as a director, of the Company and the Subsidiaries by reason of his or her disability (as defined herein), (i) each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of six months after the date of such retirement and the date of termination specified in such Option; (ii) each SAR theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of six months after the date of such retirement and the date of termination specified in such SAR; and (iii) any restrictions applicable to any shares allocated to such Participant in an Award shall forthwith terminate.

(f) Definition of Cause.  For purposes of the foregoing, the term “cause” shall have the meaning set forth in the employment agreement by and between the Company and/or the Subsidiaries and the Participant, or, if no such agreement exists or such agreement does not define “cause” or any term of similar import, “cause” shall mean: (i) the commission by the Participant of any act or omission that would constitute a crime under federal, state or equivalent foreign law, (ii) the commission by the Participant of any act of moral turpitude, (iii) fraud, dishonesty or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries, (iv) willful misconduct, misfeasance or malfeasance of duty which is reasonably determined by the Company to be detrimental to the Company and/or the Subsidiaries, (v) gross neglect of the Participant’s duty to the Company and/or the Subsidiaries, (vi) prolonged absence from duty without the consent of the Company and/or the Subsidiaries, (vii) intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Company and/or the Subsidiaries, or (viii) continued substance abuse that renders the Participant incapable of performing his or her material duties to the satisfaction of the Company and/or the Subsidiaries.

(g) Definition of Retirement.  For purposes of the foregoing, the term “retirement” shall mean (i) the termination of a Participant’s employment with the Company and all of the Subsidiaries (A) other than for cause or by reason of his or her death or disability and (B) on or after the earlier to occur of (I) the first day of the calendar month in which his or her 65th birthday shall occur and (II) the date on which he or she shall have both attained his or her 55th birthday and completed ten years of employment with the Company and/or the Subsidiaries or (ii) the termination of a Participant’s service as a director with the Company and all of the Subsidiaries (A) other than for cause or by reason of his or her death and (B) on or after the first day of the calendar month in which his or her 65th birthday shall occur.

(h) Definition of Disability.  For purposes of the foregoing, the term “disability” shall mean a Participant’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

12.	Change in Control.

(a) Except as otherwise determined by the Committee at the time of grant, if a Participant’s employment, or directorship, with the Company and its Subsidiaries is terminated without cause (as defined in Section 11(f) hereof) or the Participant terminates his or her employment with, or terminates his or her service as a director of, the Company and its Subsidiaries for good reason (as defined in Section 12(c) hereof), whether voluntarily or otherwise, within one year after the effective date of a Change in Control (as defined in Section 12(b) hereof), (i) each Option theretofore granted to a Participant which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full upon the occurrence of such termination and shall, to the extent not theretofore exercised, terminate upon the date of termination specified in such Option; (ii) each SAR theretofore granted to a Participant which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full upon the occurrence of such termination and shall, to the extent not theretofore exercised, terminate upon the date of termination specified in such SAR; and (iii) any restrictions applicable to any shares allocated to a Participant in a Stock Award shall forthwith terminate upon the occurrence of such termination.

(b) Definition of Change in Control.

(i) For purposes of the foregoing, a “Change in Control” shall occur or shall be deemed to have occurred only if any of the following events occurs:

(A) A change in the ownership of the Company. A change in ownership of the Company shall occur on the date that any one person, or more than one person acting as a “Group” (as defined under section 409A of the Code), acquires ownership of stock of the Company that, together with stock held by such person or Group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, however, that, if any one person or more than one person acting as a Group, is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company.

(B) A change in the effective control of the Company. A change in the effective control of the Company occurs on the date that:

(I) any one person, or more than one person acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 35% or more of the total voting power of the stock of the Company; or

(II) a majority of the members of the Company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors prior to the date of the appointment or election; provided, however, that, if one person, or more than one acting as a Group, is considered to effectively control the Company, the acquisition of additional control of the Company by the same person or persons is not considered a change in the effective control of the Company.

(C) A change in the ownership of a substantial portion of the Company’s assets. A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total Gross Fair Market Value (as defined in Section 12(b)(ii) hereof) equal to or more than 40% of the total Gross Fair Market Value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that, a transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to:

(I) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

(II) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(III) a person, or more than one person acting as a Group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or

(IV) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in Section 12(b)(i)(C)(III) hereof).

(ii) For purposes of Section 12(b)(i)(C), Gross Fair Market Value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(iii) For purposes of Section 12(b) hereof, stock ownership is determined under Section 409A of the Code.

(c) Definition of Good Reason.  For purposes of the foregoing, the term “good reason” shall have the meaning set forth in the employment agreement by and between the Company and/or the Subsidiaries and the Participant, or, if no such agreement exists or such agreement does not define “good reason” or any term of similar import, “good reason” shall mean any of the following acts by the Company and/or the Subsidiaries, without the consent of the Participant (in each case, other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company and/or the Subsidiaries promptly after receipt of notice thereof given by the Participant): (i) a material diminution in the Participant’s position, authority, duties or responsibilities as in effect immediately prior to the Change in Control, (ii) a reduction in the Participant’s base salary from his or her highest base salary in effect at any time within 12 months preceding the Change in Control, (iii) failure to continue the Participant’s participation in any compensation plan in which he or she participated immediately prior to the Change in Control (or in a substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Participant’s participation relative to similarly situated employees, or (iv) requiring the Participant to be based at any office or location more than 50 miles from the location at which the Participant was stationed immediately prior to the Change in Control.

13.	Adjustment of Number of Shares.

(a) In the event that a dividend shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Award, the number of shares of Common Stock available for purchase or delivery under the Plan but not yet covered by an Award and the number of shares of Common Stock to be subject to an Option to be issued to an Outside Director shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of Common Stock then subject to any Award, for each share of Common Stock which may be issued under the Plan but not yet covered by an Award, for each share of Common Stock which may be purchased upon the exercise of Options granted under the Plan but not yet covered by an Option and for each share of Common Stock to be subject to an Option to be issued to an Outside Director, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged.

(b) In the event that there shall be any change, other than as specified in Section 13(a) hereof, in the number or kind of outstanding shares of Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Award and the number or kind of shares available for issuance in accordance with the provisions of the Plan but not yet covered by an Award, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each Award.

(c) In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each Option for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13.

(d) No adjustment or substitution provided for in this Section 13 shall require the Company to issue a fractional share under any Award or to sell a fractional share under any Option.

(e) In the event of the dissolution or liquidation of the Company, a merger, reorganization or consolidation in which the Company is not the surviving corporation or where the Company is the surviving corporation but the current shareholders of the Company retain ownership of less than 50% of the stock (directly or indirectly) of the surviving corporation, the Board in its discretion, may accelerate the payment of any Award, the exercisability of each Award and/or terminate the same within a reasonable time thereafter.

14.	Withholding and Waivers.

(a) The Company shall have the right to deduct and withhold from Awards under the Plan any federal, state or local taxes of any kind required by law to be so deducted and withheld with respect to any shares of Common Stock issued under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Participant may elect to satisfy such obligations, in whole or in part by: (i) causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option, a SAR or a Stock Award or (ii) delivering to the Company cash or a check to the order of the Company in an amount equal to the amount required to be so deducted and withheld. The shares of Common Stock withheld in accordance with method (i) above shall have a fair market value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined.

(b) In the event of the death of a Participant, an additional condition of exercising any Award shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

(c) An additional condition of exercising any non-incentive stock option shall be the entry by the Participant into such arrangements with the Company with respect to withholding as the Committee shall determine.

15.	No Stockholder Status; No Restrictions on Corporate Acts; No Employment Right.

(a) Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of Common Stock covered by an Award unless and until a certificate for such share has been issued. Upon payment of the purchase price therefor, a share issued upon exercise of an Award shall be fully paid and non-assessable.

(b) Neither the existence of the Plan nor any Award shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(c) Neither the existence of the Plan nor the grant of any Award shall require the Company or any Subsidiary to continue any Participant in the employ or service of the Company or such Subsidiary.

16.	Nontransferability of Awards.

No Option or SAR granted under this Plan shall be assignable or otherwise transferable by a Participant, except by will or by the laws of descent and distribution. No Stock Award granted under this Plan shall be assignable or otherwise transferable by a Participant prior to the date on which all restrictions with respect to such Stock Award terminate.

17.	Termination and Amendment of the Plan.

(a) The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not, without further approval of the holders of the shares of Common Stock, increase the number of shares of Common Stock as to which Awards may be granted under the Plan (as adjusted in accordance with the provisions of Section 12 hereof), or change the class of persons eligible to participate in the Plan, change the manner of determining stock option prices, or change the manner of determining the Value of a SAR. Notwithstanding the foregoing, the Board shall have the right, to terminate or modify the Plan; provided, however, that to the extent required by applicable law or the rules of the NASDAQ National Market System or such other exchange on which the Company’s securities shall be listed or traded no such termination or modification shall be effective without the further approval of the holders of the shares of Common Stock.

(b) Except as otherwise provided in Sections 13(e) and 18 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted, adversely affect the rights of such Participant under such Award. Notwithstanding the foregoing, the Board shall have the right, without the consent of the Participant affected, to amend or modify the Plan and any outstanding Award to the extent the Board determines necessary to comply with applicable law.

18.	Expiration and Termination of the Plan.

The Plan shall terminate on May 20, 2015 or at such earlier time as the Board may determine. Awards may be granted under the Plan at any time and from time to time prior to its termination. Any Award outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Award shall have been exercised or shall have expired in accordance with its terms.

Exhibit A

THE NAVIGATORS GROUP, INC.
AMENDED 2005 STOCK INCENTIVE PLAN
STOCK OPTION AWARD CERTIFICATE

This Stock Option Award Certificate, when executed by a duly authorized officer of The Navigators Group, Inc. (the “Company”), evidences the grant to the Participant named herein of an Option to purchase shares of the Common Stock of the Company in accordance with the Amended 2005 Stock Incentive Plan (the “Plan”).

1. Participant:

2. Number of shares of Common Stock subject to the Option:

3. Option Price: $      per share

4. Date of grant of the Option:

5. Expiration date of the Option:

6. Type of Option:

7. Option vesting period (see Plan document for complete details):

Except as otherwise provided in Section 12 of the Plan, the Option becomes exercisable on:

•	the first anniversary of the date of grant of the Option with respect to 25% of the shares of Common Stock subject to the Option;

•	the second anniversary of the date of grant of the Option with respect to 50% of the shares of Common Stock subject to the Option;

•	the third anniversary of the date of grant of the Option with respect to 75% of the shares of Common Stock subject to the Option; and

•	the fourth anniversary of the date of grant of the Option with respect to 100% of the shares of Common Stock subject to the Option.

8. The Participant shall make such arrangements with the Company with respect to tax withholding as the Company shall determine in its sole discretion to be appropriate to ensure payment of all taxes required to be withheld.

9. The Option may be exercised only by a written notice to the Company of intent to exercise such Option with respect to a specific number of shares of the Common Stock (minimum of 500 shares or the entire amount vested if less than 500 shares) and payment to the Company of the amount of the option price multiplied by the number of shares of the Common Stock so specified.

10. The Option is subject to, and governed by, all of the terms of the Plan. By acceptance of this Certificate, the Participant agrees to abide by all terms and conditions of the Plan, including, without limitation, provisions of the Plan concerning circumstances under which the Option may be forfeited. Terms defined in the Plan are used in this Certificate as so defined. The Plan is available on our website (www. navg.com under Financial Information/SEC Filings) as Appendix A to the 2009 Proxy Statement and is also available from Human Resources upon request. In the event of any conflict between this Certificate and the Plan, the provisions of the Plan shall control.

This Certificate is not a security and does not represent the Option described herein but, rather, describes the Option granted to the Participant as reflected on the books and records of the Company.

A-1

Neither this Certificate nor the Option is assignable or transferable by the Participant except as otherwise permitted under the Plan.

The Navigators Group, Inc.

By:
Stanley A. Galanski
President & Chief Executive Officer

A-2

Exhibit B

THE NAVIGATORS GROUP, INC.
AMENDED 2005 STOCK INCENTIVE PLAN
STOCK GRANT AWARD CERTIFICATE AND RESTRICTED STOCK AGREEMENT

This Stock Grant Award Certificate and Restricted Stock Agreement, when executed by a duly authorized officer of The Navigators Group, Inc. (the “Company”), evidences the grant to the Participant named herein of a Stock Award for shares of the Common Stock of the Company in accordance with the Amended 2005 Stock Incentive Plan (the “Plan”).

1. Participant:

2. Number of shares of Common Stock subject to the Stock Award:

3. Date of this Certificate and Restricted Stock Agreement:

4. Stock Award vesting period (see Plan document for complete details):

Except as otherwise provided in Section 12 of the Plan, this Stock Award shall vest as follows:

•	25% on the first anniversary of the date of this Certificate and Restricted Stock Agreement;

•	50% on the second anniversary of the date of this Certificate and Restricted Stock Agreement;

•	75% on the third anniversary of the date of this Certificate and Restricted Stock Agreement; and

•	100% on the fourth anniversary of the date of this Certificate and Restricted Stock Agreement.

5. The Participant shall make such arrangements with the Company with respect to tax withholding as the Company shall determine in its sole discretion to be appropriate to ensure payment of all taxes required to be withheld.

6. The Participant represents and warrants to the Company that the Common Stock that is the subject of the Stock Award hereunder is for investment for his or her own account and that such Participant will not sell or otherwise dispose of said Common Stock except in compliance with the Securities Act of 1933, as amended.

7. The Participant agrees that the Company may place on the certificates representing the shares of Common Stock subject to the Stock Award or new or additional or different shares or securities distributed with respect to such shares such legend or legends as the Company may deem appropriate.

8. The Participant agrees that the Company may place a stop transfer order with respect to the shares of Common Stock subject to the Stock Award.

9. The Participant understands that, at his or her option, he or she is entitled to make the election permitted under section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to include in his or her gross income in the taxable year in which the shares of Common Stock subject to the Stock Award are granted to him or her, the fair market value of such shares at the time of grant, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code.

10. The Stock Award is subject to, and governed by, all of the terms of the Plan. By acceptance of this Certificate and Restricted Stock Agreement, the Participant agrees to abide by all terms and conditions of the Plan, including, without limitation, provisions of the Plan concerning circumstances under which the Stock Award may be forfeited. Terms defined in the Plan are used in this Certificate and Restricted Stock Agreement as so defined. The Plan is available on our website (www. navg.com under Financial Information/SEC Filings) as Appendix A to the 2009 Proxy Statement and is also available from Human Resources upon request. In the event of any conflict between this Certificate and Restricted Stock Agreement and the Plan, the provisions of the Plan shall control.

This Certificate and Restricted Stock Agreement is not a security and does not represent the Stock Award described herein but, rather, describes the Common Stock granted to the Participant as reflected on

B-1

the books and records of the Company. Neither this Certificate and Restricted Stock Agreement nor the Stock Award is assignable or transferable by the Participant except as otherwise permitted under the Plan.

The Navigators Group, Inc.

By:
Stanley A. Galanski
President & Chief Executive Officer

B-2

Exhibit C

THE NAVIGATORS GROUP, INC.
AMENDED 2005 STOCK INCENTIVE PLAN
STOCK APPRECIATION RIGHT AWARD CERTIFICATE

This Stock Appreciation Right Award Certificate, when executed by a duly authorized officer of The Navigators Group, Inc. (the “Company”), evidences the grant to the Participant named herein of Stock Appreciation Rights (“SARs”) in accordance with the Amended 2005 Stock Incentive Plan (the “Plan”).

1. Participant:

2. Number of SARs granted under this Certificate:

3. Base Value of a SAR granted under this Certificate:

4. Date of grant of the SARs:

5. Expiration date of the SARs:

6. SARs vesting period (see Plan document for complete details):

Except as otherwise provided in Section 12 of the Plan, the SARs granted under this Certificate become exercisable on:

•	the first anniversary of the date of grant of the SARs with respect to 25% of the SARs granted;

•	the second anniversary of the date of grant of the SARs with respect to 50% of the SARs granted;

•	the third anniversary of the date of grant of the SARs with respect to 75% of the SARs granted; and

•	the fourth anniversary of the date of grant of the SARs with respect to 100% of the SARs granted.

7. The Participant shall make such arrangements with the Company with respect to income tax withholding as the Company shall determine in its sole discretion to be appropriate to ensure payment of all taxes required to be withheld.

8. A SAR granted under this Certificate may be exercised only by a written notice to the Company of intent to exercise such SAR. A SAR may be exercised either in whole or with respect to not less than 500 shares of Common Stock at any one time. Notwithstanding the foregoing, if the vested portion of a SAR is with respect to less than 500 shares, the Participant may exercise the entire vested amount.

9. Each SAR is subject to, and governed by, all of the terms of the Plan. By acceptance of this Certificate, the Participant agrees to abide by all terms and conditions of the Plan, including, without limitation, provisions of the Plan concerning circumstances under which a SAR may be forfeited. Terms defined in the Plan are used in this Certificate as so defined. The Plan is available on our website (www.navg.com under Financial Information/SEC Filings) as Appendix A to the 2009 Proxy Statement and is also available from Human Resources upon request. In the event of any conflict between this Certificate and the Plan, the provisions of the Plan shall control.

This Certificate is not a security and does not represent the SARs described herein but, rather, describes the SARs granted to the Participant as reflected on the books and records of the Company. Neither this

C-1

Certificate nor the SARs are assignable or transferable by the Participant except as otherwise permitted under the Plan.

The Navigators Group, Inc.

By:
Stanley A. Galanski
President & Chief Executive Officer

C-2

THE NAVIGATORS GROUP, INC. 6 INTERNATIONAL DRIVE RYE BROOK, NY 10573
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	NAVGT1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

THE NAVIGATORS GROUP, INC.

1.	Election of Directors:

NOMINEES –

(1)   H.J. Mervyn Blakeney           (6)   Leandro S. Galban, Jr.
(2)   Peter A. Cheney                   (7)   John F. Kirby
(3)   Terence N. Deeks                 (8)   Marc M. Tract
(4)   W. Thomas Forrester            (9)   Robert F. Wright
	(5) Stanley A. Galanski	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors Recommends a Vote FOR PROPOSAL 1.

		For	Against	Abstain

2.	Approval of an amendment to The Navigators Group, Inc. 2005 Stock Incentive Plan.	☐	☐	☐
The Board of Directors Recommends a Vote FOR PROPOSAL 2.

3.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2009.	☐	☐	☐
The Board of Directors Recommends a Vote FOR PROPOSAL 3.

Please sign this Proxy Form, which is solicited on behalf of the Board of Directors, and return it promptly in the enclosed postage prepaid envelope. Please sign exactly as name appears hereon.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

THE NAVIGATORS GROUP, INC.
One Penn Plaza
New York, New York 10119
PROXY FOR THE APRIL 29, 2009 ANNUAL MEETING OF STOCKHOLDERS

Emily B. Miner and Bradley D. Wiley, or any one of them, with power of substitution, are hereby authorized as proxies to represent and to vote the shares of the undersigned at the Annual Meeting of Stockholders of The Navigators Group, Inc. to be held at 10:00 a.m., Wednesday, April 29, 2009, at the office of the Company at Reckson Executive Park, 6 International Drive, Rye Brook, New York 10573, and at any adjournment thereof. The proxies are to vote the shares of the undersigned as instructed on the reverse side and in accordance with their judgment on all other matters which may properly come before the Annual Meeting.
IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND FOR PROPOSALS 2 AND 3.
(Continued and to be signed on the reverse side.)